Annual
Report
                                                            September 30, 1997

Franklin Custodian Funds, Inc.

    Franklin Growth Fund
    Franklin Utilities Fund
    Franklin Income Fund
    Franklin DynaTech Fund
    Franklin U.S. Government Securities Fund


CONTENTS

Shareholder's Letter                               1

Fund Reports
 Franklin Growth Fund                              3
 Franklin Utilities Fund                          12
 Franklin Income Fund                             22
 Franklin DynaTech Fund                           34
 Franklin U.S. Government Securities Fund         40

Financial Highlights and
Statement of Investments                          50

Financial Statements                              80

Notes to
Financial Statements                              85

Report of Independent
Accountants                                       91

Tax Designation                                   92


SHAREHOLDER'S LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Custodian Funds, Inc. annual report for the period ended September 30, 1997.

UP, UP AND AWAY?

The big news over the 12-month reporting period has been the large flow of capital into the U.S. equity markets. The Dow Jones(R) Industrial Average gained roughly 2100 points over the one-year period, and pushed through the 8000-point mark for the first time in July. Strong economic growth (second and third quarter GDP posted annualized rates of 3.3% and 3.5%, respectively), combined with the stock market's meteoric rise, prompted some degree of caution on the part of the Federal Reserve Board (the Fed). The chief topic on Wall Street was whether the Federal Open Market Committee would increase the federal funds rate.

To no one's surprise, the Fed nudged the rate higher in March 1997, citing heightened inflation risk as the reason for the quarter-point increase from 5.25% to 5.50%. Although the market experienced a roughly 10% correction, stock prices rebounded sharply. Despite such a recovery, recent reports show relatively few signs of inflationary pressure. In fact, some economists have dubbed the current, benign U.S. economic environment as being a "Goldilocks Economy," as it is neither "too hot" (growing fast enough to generate higher prices and inflation) nor "too cold" (slowing down at a rate that threatens to throw us into recession); rather, the economy -- at this time -- appears to be "just right."

THE TALE OF THE TORTOISE AND THE HARE

We can't promise this positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about market volatility and its long-term direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

"Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."

We all know that familiar story: the tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Smart investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. To help reduce concern about volatility, stay focused on the long term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless  of  the  market's  direction,   Franklin   Templeton's   disciplined
investment strategy remains the same: all of our portfolio managers are dedicated to providing shareholders like you with careful selection, broad diversification and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
President
Franklin Custodian Funds, Inc.


FRANKLIN GROWTH FUND

Your Fund's  Objective:  Seeks capital  appreciation  by investing  primarily in
common   stocks  or   convertible   securities   believed  to  offer   favorable
possibilities for capital appreciation.

The economy was quite positive during the 12 months ended September 30, 1997. GDP grew at an annualized rate of 3.5% during the third quarter of 1997, and could likely rise 2.5% to 3% by the end of the calendar year. A good business climate combined with stock buy-backs, corporate re-structuring, and continued corporate cost-consciousness contributed to market strength. In addition, there was a very favorable supply-demand balance for common stocks: As the market continued to rise, there was an increasing reluctance to sell and pay huge capital gains taxes. Although the stock market experienced record highs throughout the year, this meteoric rise prompted us to remain cautious in our investment selections. Short-term investments rose from 18.8% of total net assets on September 30, 1996, to 32.5% at the end of the fiscal year. And while this didn't necessarily harm the fund -- the fund's Class I shares posted a return of +20.84%, as shown in the Performance Summary on page 5 -- total returns on short-term investments were just over 5%, and much lower than the returns of rapidly rising stocks.

On September 30, 1997, the fund owned stocks of 92 companies in a diverse group of industries, including transportation, health care, entertainment, aerospace, communications, and energy and energy services. Broad diversification can help soften the effects of market volatility because strong performance in one sector may offset weak performance in another.

Market volatility over the year did affect the value of some of the fund's holdings. For example, the stock of Cisco Systems, Inc., a bellwether of the networking sector, dropped to a low for the reporting period of $46 on April 25th, reached a high of $81 on August 5th, and then declined to $73 at the close of the period. This represented a fall of almost 40% from its high, and a bounce of over 58% from its low. And while Cisco isn't quite living up to our expectations at this time, it does have a dominant worldwide market share and strong fundamentals. As such, we feel the stock has potential.


Franklin Growth Fund
Top 10 Holdings
9/30/97

Company                                % of Total
INDUSTRY                               Net Assets
--------------------------------------------------
Schering-Plough Corp.
PHARMACEUTICALS                         2.94%

Pfizer, Inc.
PHARMACEUTICALS                         2.44%

Minnesota Manufacturing
& Mining, Co.
DIVERSIFIED MANUFACTURERS               2.18%

AMR Corp.
TRANSPORTATION                          2.17%

Computer Sciences Corp.
DATA SERVICES                           2.02%

IBM Corp.
COMPUTER HARDWARE                       1.88%

UAL Corp.
TRANSPORTATION                          1.88%

Bristol Meyers Squibb
PHARMACEUTICALS                         1.68%

Raytheon Co.
AEROSPACE & DEFENSE                     1.66%

Hewlett-Packard Co.
COMPUTER HARDWARE                       1.59%


For a complete list of portfolio holdings, please see page 53 of this report.


Over the year under review, many individual companies performed well, and we saw four newcomers to our top ten list: Hewlett-Packard, IBM, UAL, and Bristol Meyers Squibb. While we couldn't really point to any one sector as being exceptionally strong, the pharmaceutical sector's performance is particularly noteworthy. Pharmaceutical stocks continued to post gains during the reporting period, moving higher on strengthening industry fundamentals. As a result, this sector remained one of the fund's largest on September 30, 1997, at approximately 11.2% of total net assets. Schering-Plough Corp.'s healthy earnings helped it remain the number one portfolio holding at the end of the period (2.94%). And Pfizer rose to the #2 position on the top ten (from the #4 spot a year ago) on the back of increased corporate earnings growth.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we believe that, although corporate earnings will vary by industry sector, the economy should grow moderately and inflation should remain under control. It is our job to adjust to all types of economic environments, and we are confident that our value-oriented long-term approach to investing should position the fund to perform well in the future.


PERFORMANCE SUMMARY


CLASS I

Franklin Growth Fund - Class I reported a cumulative total return of +20.84% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 6, the fund's Class I shares delivered a cumulative total return of more than 235.43% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased $4.27, from $22.82 on September 30, 1996, to $27.09 on September 30, 1997. During the reporting period, shareholders received distributions of 22.7 cents ($0.227) per share in dividend income and 20.2 cents ($0.202) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 6 compares the performance of the fund's Class I shares over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)). The S&P 500 is a broad market index that represents stocks from a variety of industries.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Growth Fund -- Class I
Periods ended 9/30/97

                                                                                 Since
                                                                                Inception
                                   1-Year         5-Year         10-Year        (3/31/48)
------------------------------------------------------------------------------------------
Cumulative Total Return1           20.84%         116.18%        235.43%        19,878.00%

Average Annual Total Return2       15.38%          15.59%         12.35%            11.19%

Value of $10,000 Investment3       $11,538        $20,638        $32,032        $1,909,176

                             9/30/93      9/30/94      9/30/95      9/30/96      9/30/97

Total Return4                 5.92%        7.71%        31.11%      19.70%        20.84%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Growth Fund - Class II reported a cumulative total return of +19.91% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 8, as of September 30, 1997, the fund's Class II shares delivered a cumulative total return of more than 63.32% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $4.10, from $22.60 on September 30, 1996, to $26.70 on September 30, 1997. During the reporting period, shareholders received distributions of 15.32 cents ($0.1532) per share in dividend income and 20.2 cents ($0.202) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 8 compares the performance of the fund's Class II shares since inception, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)). The S&P 500 is a broad market index representing stocks from a variety of industries.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Growth Fund -- Class II
Periods ended 9/30/97

                                                                 Since
                                                               Inception
                                                  1-Year       (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                          19.91%        63.32%

Average Annual Total Return2                      12.77%        21.99%

Value of $10,000 Investment3                      $11,761       $16,169


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include sales charges.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin Growth Fund - Advisor Class reported a cumulative total return of +16.74% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $3.89, to $27.13 on September 30, 1997, from $23.24 at inception on January 2, 1997, the day Advisor Class shares became available.

The graph on page 10 compares the performance of the fund's Advisor Class shares over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)). The S&P 500 is a broad market index that represents stocks from a variety of industries.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Growth Fund -- Advisor Class
Periods ended 9/30/97

                                                                                  Since
                                                                                Inception
                                                                               of the Fund
                                   1-Year         5-Year         10-Year        (3/31/48)
-------------------------------------------------------------------------------------------
Cumulative Total Return1           20.91%         116.50%        235.90%        19,907.54%

Average Annual Total Return1       20.91%          16.71%         12.88%            11.30%

Value of $10,000 Investment2       $12,091        $21,650        $33,592        $2,000,754

                               9/30/93      9/30/94      9/30/95      9/30/96      9/30/97

Total Return3                   5.92%        7.71%       31.11%        19.70%       20.91%


Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 16.74%.

1. Cumulative total return measures the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of an hypothetical $10,000 investment in fund over the specified dates.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN UTILITIES FUND

Your Fund's Objective: Seeks both capital appreciation and current income from a portfolio of public utility industry securities.

Electric utility stock prices lagged the broader stock market over the 12-month reporting period, impacting the fund's performance. Interest rates, a key driver of electric utility stock performance, experienced volatility throughout the year under review, with the 30-year U.S. Treasury bond's yield bouncing between a low of 5.95% and a high of 7.15%. This type of volatility created some uncertainty regarding electric utility stock prices and, as a result, their prices remained relatively flat. Nevertheless, the Franklin Utilities Fund's Class I shares turned in a one-year total return of +13.72% as shown in the Performance Summary on page 14.

Although electric utility stock prices did not perform as impressively as the rest of the market, they still offered attractive current income and lower volatility than many other investments. For this reason, these securities comprised 87% of the fund's holdings on September 30, 1997. We continue to emphasize the attractive long-term investment characteristics and the currently low, relative valuations of the stocks, believing that these combined factors make electric utility stocks an appealing segment of a stock market that is otherwise experiencing record-high valuation levels.

Deregulation is a complicated issue facing the U.S. electric utility industry. Several significant developments in the past year have offered some clarification: California announced a final restructuring plan, and several other key states are close to completing plans designed to guide electric utilities into a competitive environment. Increased concern over future competition has had a strong impact on the price performance of some electric utilities in the last few years, and resolution of such issues should allow these securities' market valuations to appreciate in accordance with their future growth prospects.

As with deregulation in any industry, regulatory changes will create winners and losers within the electric utility industry. On a positive note, the restructuring plans presented in most states allow for an orderly transition that should assure the financial health of the companies involved, and should help companies prepare for a more competitive market. Additionally, the trend toward deregulation has encouraged industry consolidation in the form of mergers and acquisitions, and we believe we are only at the beginning of this phase. Chances are, there will be not only a continuation of electric company-to-electric company merger activity, but also a convergence of gas and electric utility companies. We feel that strong investment selections in this area will depend on identifying those companies with strong management teams, attractive service territories, and efficient, low-cost operations.

Although the Franklin Utilities Fund is invested primarily in domestic electric utility stocks, the stocks and bonds of telephone and natural gas utility companies comprised approximately 10% of the fund's total net assets on September 30, 1997. In addition, over the past year, we have built a convertible securities position of approximately 5.3% of total net assets. These positions serve to diversify the portfolio to some degree and allow us to participate in the growth of other industry segments. Also, they offer many of the same characteristics that we look for when purchasing the securities of electric utility companies, including consistent, predictable earnings growth and steady demand fundamentals.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

In spite of the potential for regulatory change in the industry, utilities continue to provide services that are an essential part of everyday life, and we believe they will continue to play an important role in a well-diversified investment portfolio. As always, we remain committed to our long-term objective of income and capital growth.


Franklin Utilities Fund
Top 10 Holdings
9/30/97

                            % of Total
Company                     Net Assets
---------------------------------------
FPL Group                     4.1%

Duke Power Co.                3.9%

Southern Co.                  3.9%

Pacific Gas & Electric        3.9%

New Century Energies          3.7%

TECO Energy, Inc.             3.6%

Florida Progress Corp.        3.6%

CINergy Corp.                 3.5%

Dominion Resources            3.4%

ENOVA Corp.                   3.2%


For a complete list of portfolio holdings, please see page 65 of this report.


PERFORMANCE SUMMARY

CLASS I

Franklin Utilities Fund - Class I reported a cumulative total return of +13.72% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 15, the fund's Class I shares delivered a cumulative total return of more than 158.89% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased 31.0 cents, from $9.73 on September 30, 1996, to $10.04 on September 30, 1997. During the reporting period, shareholders received distributions of 52.4 cents ($0.524) per share in dividend income and 42.7 cents ($0.427) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $10.49 on September 30, 1997, and an annualization of the most recent quarterly dividend of 13.1 cents ($0.131) per share, the fund's distribution rate was 5.00%.

The graph on page 15 compares the performance of the fund's Class I shares over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Utilities Fund -- Class I
Periods ended 9/30/97

                                                                   Since
                                                                 Inception
                                   1-Year     5-Year   10-Year   (9/30/48)
--------------------------------------------------------------------------
Cumulative Total Return1           13.72%     45.14%   158.89%   11,676.39%

Average Annual Total Return2        8.91%      6.80%     9.51%       10.12%

Value of $10,000 Investment3       $10,891    $13,894  $24,797   $1,125,530

Distribution Rate4              5.00%

30-Day Standardized Yield5      4.73%

                          9/30/93    9/30/94   9/30/95    9/30/96   9/30/97

Total Return6              18.08%    -17.85%    24.19%     5.94%     13.72%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of the current 13.1 cent per share quarterly dividend and the maximum offering price of $10.49 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

6. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Utilities Fund - Class II reported a cumulative total return of +13.06% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 17, for the period ended September 30, 1997, the fund's Class II shares delivered a cumulative total return of more than 34.66%, since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 30.0 cents, from $9.72 on September 30, 1996, to $10.02 on September 30, 1997. During the reporting period, shareholders received distributions of 47.63 cents ($0.4763) per share in dividend income and 42.7 cents ($0.427) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $10.12 on September 30, 1997 and an annualization of a quarterly dividend of 12.67 cents ($0.1267) per share, the fund's distribution rate was 5.00%.

The graph on page 17 compares the performance of the fund's Class II shares since inception, with the performance or the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to either index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Utilities Fund -- Class II
Periods ended 9/30/97

                                                             Since
                                                           Inception
                                                  1-Year    (5/1/95)
---------------------------------------------------------------------
Cumulative Total Return1                          13.06%     34.66%

Average Annual Total Return2                      10.92%     12.63%

Value of $10,000 Investment3                      $11,092    $13,331

Distribution Rate4                          5.00%

30-Day Standardized Yield5                  4.36%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the current 12.67 cent per share quarterly dividend and the offering price of $10.12 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin Utilities Fund - Advisor Class reported a cumulative total return of +9.61% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 49.0 cents, from $9.55 on January 2, 1997, to $10.04 on September 30, 1997. During the reporting period, Advisor Class shareholders received distributions of 40.27 cents ($0.4027) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $10.04 on September 30, 1997 and an annualization of September's dividend of 13.44 cents ($0.1344) per share, the fund's distribution rate was 5.35%.

The graph on page 20 compares the performance of the fund's Advisor Class I over the past 10 years, with the performance of the unmanaged Standard & Poor's(R) 500 Stock Index (S&P 500(R)).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Utilities Fund -- Advisor Class
Periods ended 9/30/97

                                                                        Since
                                                                      Inception
                                                                     of the Fund
                                   1-Year    5-Year     10-Year       (9/30/48)
--------------------------------------------------------------------------------
Cumulative Total Return1           13.83%    45.29%      159.15%      11,688.14%

Average Annual Total Return1       13.83%     7.76%        9.99%          10.22%

Value of $10,000 Investment2       $11,383   $14,529     $25,915      $1,178,814

Distribution Rate3              5.35%

30-Day Standardized Yield4      5.05%

                                9/30/93    9/30/94   9/30/95    9/30/96  9/30/97

Total Return5                    18.08%    -17.85%    24.19%     5.94%    13.83%


Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 9.61%.

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. Average annual total returns represent the average annual change in value of an investment over the specified periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

3. Distribution rate is based on an annualization of the current 13.44 cent per share quarterly dividend and the fund's price of $10.04 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

5. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


FRANKLIN INCOME FUND

Your Fund's Objective: Seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

The U.S. stock market appreciated during the year under review, driven by steady economic growth and low inflation. The bond market, however, experienced volatility during the period due to concerns over the possibility of higher inflation. Many of the fund's sectors performed well over its fiscal year, with energy, real estate, and foreign bonds leading the way. In fact, the fund's Class I shares posted a one-year cumulative total return of +17.31%, as shown in the performance summary on page 25.

Overall sector weightings in the portfolio did not change significantly during the reporting period. However, we did increase the fund's stock holdings slightly, to 40.2% of total net assets on September 30, 1997, from 37.1% a year earlier. As of September 30, 1997, 53.0% of the fund's net assets were invested in bonds, 40.2% in stocks, and 6.8% in cash and equivalents.

The fund's bond holdings consisted of corporate, foreign, and U.S. Treasury bonds. Corporate bonds, which continue to represent our largest fixed-income weighting (29.2% of total net assets), performed well over the period despite interest rate volatility. Although corporate bond valuations were at relatively high levels during the past twelve months, we were able to find some attractive investments in new and existing positions. We initiated several corporate bond positions during the period, including Del Monte (Food & Beverage), Paging Network (Telecommunications), Tjiwi Kimia International (Paper & Forest Products), and ICN Pharmaceuticals (Pharmaceuticals). In addition, we sold or tendered several bond positions at levels that we believed represented full value.

The fund's foreign bond positions performed exceptionally well during the period due to positive economic and political developments and the overall decline in U.S. interest rates. Over the year, we consolidated our foreign dollar-denominated Brady bond positions by swapping out of our Ecuadorian and Mexican Brady bonds for Brazilian Brady bonds which, along with our Argentina Brady bonds, appeared to offer greater total return potential. We also sold the fund's Canadian bond position in May due to valuation concerns and currency risk.

Over the year, we added to our Treasury holdings amid weakness in March and August, as we believed subdued inflation and prospects for a balanced budget would allow interest rates to fall. As a result, U.S. Treasuries represented 11.4% of total net assets on September 30, 1997, up from 7.4% last year.

Most of the fund's equity sectors performed well during the period with the energy and pharmaceutical stocks experiencing the greatest appreciation. We took advantage of weak energy prices in February by initiating convertible positions in Nuevo Energy and Swift Energy as we believe the long-term outlook for the energy sector remains positive. Following significant appreciation, we sold the fund's remaining pharmaceutical holdings, as we believed appreciation potential for these stocks was limited at current valuations. These pharmaceutical positions were initiated as a contrarian investment when the sector was out of favor due to health care reform discussions in 1993 and 1994.

Utility stocks turned in a steady performance over the past twelve months -- in line with the fund's overall return. We initiated positions in MidAmerica Energy and Northern States Power -- both are mid-western electric and natural gas utilities. On September 30, 1997, utility stocks comprised 21.2% of the fund's portfolio, up from 19.9% on September 30, 1996. We increased our weighting in these securities because we believe many of the stocks are undervalued and offer attractive, high current income. In addition, many utility companies have made significant progress in adapting to industry deregulation through cost cutting, consolidation, and diversifying into related business lines that are unregulated.


Franklin Income Fund
Portfolio Breakdown
9/30/97

                                 % of Total
Sector                           Net Assets
-------------------------------------------
Corporate Bonds                    29.2%

Utilities Stocks                   21.2%

U.S. Treasury
Bonds & Notes                      11.4%

Foreign Bonds                       8.9%

Energy/Energy Services              6.9%

Metals                              2.8%

REITs                               2.2%

Consumer Products                   1.9%

Telecommunications Stocks           1.7%

Cable & Media Stocks                0.9%

Other Stocks                        2.6%

Other Bonds                         3.5%

Cash & Equivalents                  6.8%


For a complete list of portfolio holdings, please see page 70 of this report.


Looking at other sectors, we purchased several new convertible positions in the real estate sector, including Host Marriott (Lodging),Vornado Realty Trust
(REIT), and Macerich (REIT). These securities provide attractive income and downside protection while offering equity upside potential related to positive fundamental trends in the industry. We took advantage of strength in the technology sector by recognizing significant gains on our Altera and Xilinx holdings, which we purchased last year during the technology sell-off. Finally, we sold several stock positions that no longer fit our valuation criteria.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

With the stock market near all-time highs, we remain selective and continually search for attractive investments for our shareholders. We are comfortable with the portfolio's 6.8% cash position, and feel that it will allow us to take advantage of investment opportunities as they arise. Of course, we continue to follow our value-oriented approach, searching for income and growth from a diversified mix of stocks, bonds, and cash.


PERFORMANCE SUMMARY

CLASS I

Franklin Income Fund - Class I reported a cumulative total return of +17.31% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 27, the fund's Class I shares delivered a cumulative total return of more than 205.21% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased 19.0 cents, from $2.30 on September 30, 1996, to $2.49 on September 30, 1997. During the reporting period, shareholders received distributions of 18.0 cents ($0.18) per share in dividend income and 1.0 cents ($0.010) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $2.60 on September 30, 1997, and an annualization of September's dividend of 1.5 cents ($0.015) per share, the fund's distribution rate was 6.92%.

The graph on page 26 compares the performance of the fund's Class I shares with the performance of two unmanaged indices, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices.




GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Franklin Income Fund -- Class I
Periods ended 9/30/97

                                                                   Since
                                                                  Inception
                                   1-Year    5-Year     10-Year   (8/31/48)
----------------------------------------------------------------------------
Cumulative Total Return1           17.31%    72.00%     205.21%   20,761.68%

Average Annual Total Return2       12.43%    10.49%      11.31%       11.40%

Value of $10,000 Investment3       $11,243   $16,468    $29,206   $1,999,246

Distribution Rate4              6.92%

30-Day Standardized Yield5      6.45%

                          9/30/93    9/30/94    9/30/95    9/30/96    9/30/97

Total Return6              19.13%     -1.35%     14.00%     9.43%      17.31%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of the current 1.5 cent per share monthly dividend and the maximum offering price of $2.60 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997. High yields reflect the higher credit risks associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

6. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Income Fund - Class II reported a cumulative total return of +16.72% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 29, the fund's Class II shares delivered a cumulative total return of more than 38.13% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 19.0 cents, from $2.30 on September 30, 1996, to $2.49 on September 30, 1997. During the reporting period, Class II shareholders received distributions of 16.82 cents ($0.1682) per share in dividend income and 1.0 cents ($0.010) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the offering price of $2.52 on September 30, 1997, and an annualization of September's dividend of 1.40 cents ($0.0140) per share, plus a 12b-1 differential adjustment of .05 cents ($0.0005), the fund's distribution rate was 6.69%.

The graph on page 29 compares the performance of the fund's Class II shares since inception, with the performance of two unmanaged indices, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Income Fund -- Class II
Periods ended 9/30/97

                                                                Since
                                                              Inception
                                              1-Year          (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                      16.72%           38.13%

Average Annual Total Return2                  14.73%           13.86%

Value of $10,000 Investment3                  $11,473          $13,686

Distribution Rate4                  6.69%

30-Day Standardized Yield5          6.16%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the current 1.45 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $2.52 on September 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997. High yields reflect the higher credit risks associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin Income Fund - Advisor Class reported a cumulative total return of +12.31% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 14.0 cents, from $2.34 on January 2, 1997, to $2.48 on September 30, 1997. During the reporting period, Advisor Class shareholders received distributions of 13.74 cents ($0.1374) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $2.48 on September 30, 1997 and an annualization of September's dividend of 1.53 cents ($0.0153) per share, the fund's distribution rate was 7.40%.

The graph on page 32 compares the performance of the fund's Advisor Class shares with the performance of two unmanaged indices, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As the graph illustrates, the fund's performance has closely followed that of the indices.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Income Fund -- Advisor Class
Periods ended 9/30/97

                                                                   Since
                                                                 Inception
                                                                of the Fund
-----------------------------------------------------------------------------
                                   1-Year    5-Year    10-Year   (8/31/48)

Cumulative Total Return1           16.99%    71.51%    204.36%   20,703.29%

Average Annual Total Return1       16.99%    11.39%     11.77%       11.49%

Value of $10,000 Investment2       $11,699   $17,151   $30,436   $2,080,329

Distribution Rate3             7.40%

30-Day Standardized Yield4     6.88%

                        9/30/93    9/30/94    9/30/95    9/30/96    9/30/97

Total Return5            19.13%     -1.35%     14.00%     9.43%      16.99%

Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 12.31%.

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. Average annual total returns represent the average annual change in value of an investment over the specified periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

3. Distribution rate is based on an annualization of the current 1.53 cent per share monthly dividend and the fund's price of $2.48 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

5. Total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN DYNATECH FUND

Your Fund's Objective: Seeks capital appreciation by investing primarily in companies emphasizing technological development .


Franklin DynaTech Fund
Portfolio Breakdown
9/30/97

                           % of Total
Sector                     Net Assets
---------------------------------------
Semiconductor

Manufacturers                 14.1%

Computer Hardware              9.0%

Computer Software              7.8%

Telecommunications             6.3%

Pharmaceuticals                4.0%

Networking                     3.9%

Medical Services               3.4%

Retail                         2.7%

Precision Instruments/
Test Equipment                 2.1%

Environmental Services         2.1%

Business Services              1.7%

Other                          4.9%

Short-Term Obligations
& Other Net Assets            38.0%


For a complete list of portfolio holdings, please see page 59 of this report.


During the 12-month reporting period, the economy showed healthy growth with relatively little inflationary pressure -- creating an excellent environment for owning stocks. Particularly, large capitalization (large cap) stocks seemed to be the favored group with investors. Within this environment, the Franklin DynaTech Fund's Class I shares provided a cumulative total return of +35.63% for the one-year period ended September 30, 1997, as discussed in the performance summary on page 36. Over this same period of time, the Hambrecht & Quist Technology Index produced a return of 49.10%.

Some of our large cap holdings contributed to the fund's total return for the year, including Compaq Computer, Intel, Microsoft, and Warner-Lambert. Other holdings that factored into the positive total return were Lucent Technologies, Newbridge Networks, Schlumberger, Linear Technology, and Xilinx. We purchased a few of these companies during our previous fiscal year (ended September 30, 1996), when the market corrected; however, a majority of these companies have been in the portfolio for a number of years -- supporting the benefit of a "buy and hold" strategy.

Our strategy involves constantly searching the vast spectrum of companies for the next "diamond in the rough." We look for companies that have, in our opinion, compelling valuations, a potential for leadership positioning, and a niche or unique product offering. We also search for opportunities in exciting growth areas such as semiconductors, computer software and hardware, networking and data services. When any of these requirements cannot be met and we are unable to invest, the portfolio's cash position may increase, allowing us to have the resources available to take advantage of opportunities when they do arise.

Over the one-year period, we found opportunities in selective companies with unique market positions. For example, we purchased shares in U.S. Filter
Corporation, a company whose product and services are employed in water filtration and purification processes. It is an industry leader in the growing trend worldwide for better water quality, ranging from industrial to municipal water treatment systems. Another unique company we purchased, AES Corporation, operates unregulated power generation plants, fueled mainly by coal and natural gas. AES should benefit from the increased demand for electricity, especially in emerging market countries where they are the leading independent power producer.

In the technology sector, we purchased shares of Parametric Technology. This company has a global leadership position in software products that automate the design -- often called mechanical computer-aided design (MCAD) -- for the engineering and manufacturing industries. Currently, Parametric has no debt on its balance sheet and is expected to grow more than 30% in revenues and earnings into the year 2000.

Based on declining fundamentals and/or excessive valuations, we also sold a number of holdings over the period. We sold Broderbund Software and Forrester Research due to rich valuations compared with other companies in their industries. Another of our holdings we sold was Electronic Data Systems because it experienced deteriorating fundamentals in its outsourcing business which negatively impacted the profit margins on certain contracts.

Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we remain cautiously optimistic due to excessive valuations we believe the market is currently exhibiting. As market opportunities present themselves, we are committed to our investment criteria of seeking companies that exemplify strong leadership potential, technological developments, and productivity enhancements.


Franklin DynaTech Fund
Top 10 Holdings
9/30/97

Company                    % of Total
INDUSTRY                   Net Assets
------------------------------------------
Intel Corp.
SEMICONDUCTOR/
MANUFACTURER                  13.5%

Microsoft Corp.
COMPUTER SOFTWARE              6.2%

Motorola, Inc.
TELECOMMUNICATIONS             5.3%

Compaq Computer Corp.
COMPUTER HARDWARE              4.9%

Hewlett-Packard Co.
COMPUTER HARDWARE              3.6%

Cisco Systems Inc.
NETWORKING                     2.3%

Warner-Lambert Co.
PHARMACEUTICALS                2.1%

Toys   Us, Inc.
RETAIL                         2.0%

Thermo Electron Corp.
PRECISION INSTRUMENTS/
TEST EQUIPMENT                 1.8%

Waste Management, Inc.
ENVIRONMENTAL SERVICES         1.5%


For a complete list of portfolio holdings, please see page 59 of this report.


PERFORMANCE SUMMARY

CLASS I

Franklin DynaTech Fund - Class I reported a cumulative total return of +35.63% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 37, the fund's Class I shares delivered a cumulative total return of more than 256.62% for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased $4.45, from $14.03 on September 30, 1996, to $18.48 on September 30, 1997. During the reporting period, shareholders received distributions of 5.5 cents ($0.055) per share in dividend income and 39.9 cents ($0.399) per share in capital gains, of which .33 cents ($0.0033) represented short-term gains and 39.57 cents ($0.3957) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 37 compares the performance of the fund's Class I shares over the past 10 years, with the performance of the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Hambrecht & Quist Technology Index. Please note, the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin DynaTech Fund's had been applied to either index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin DynaTech Fund -- Class I
Periods ended 9/30/97

                                                                    Since
                                                                   Inception
                                   1-Year    5-Year     10-Year    (1/1/68)
--------------------------------------------------------------------------------
Cumulative Total Return1           35.63%    138.12%    256.62%    1504.83%

Average Annual Total Return2       29.53%     17.87%     13.04%       9.61%

Value of $10,000 Investment3       $12,953    $22,750   $34,074    $153,066

                            9/30/93   9/30/94   9/30/95   9/30/96   9/30/97

Total Return4                14.41%    2.94%     32.10%    12.84%    35.63%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. One-year total returns represent the change in value of an investment over the one-year periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin DynaTech Fund - Class II reported a cumulative total return of +34.32% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 39, the fund's Class II shares delivered a cumulative total return of more than 37.86% since the shares became available on September 16, 1996.

The fund's share price, as measured by net asset value, increased $4.27, from $14.03 on September 30, 1996, to $18.30 on September 30, 1997. During the reporting period, shareholders received distributions of 5.63 cents ($0.0563) per share in dividend income and 39.9 cents ($0.399) per share in capital gains, of which .33 cents ($0.0033) represented short-term gains and 39.57 cents ($0.3957) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

The graph on page 39 compares the performance of the fund's Class II shares over the period since inception,with the performance of the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Hambrecht & Quist Technology Index. Please note the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin DynaTech Fund's had been applied to either index, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin DynaTech Fund -- Class II
Periods ended 9/30/97

                                                               Since
                                                             Inception
                                                  1-Year     (9/16/96)
------------------------------------------------------------------------
Cumulative Total Return1                          34.32%       37.86%

Average Annual Total Return2                      32.01%       33.99%

Value of $10,000 Investment3                      $13,201      $13,547


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicableeto shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include sales charges.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective: Seeks high current income from a portfolio of U.S. government securities.

During the 12-month reporting period, economic conditions in the U.S. were extremely favorable for investors. Economic growth in the fourth quarter of 1996 began on a slow note, but by the end of the year and into the first quarter of 1997, it increased. Interest rates -- which had declined between the third and fourth quarters of 1996 -- reversed course and nudged higher. Investors feared that tight labor markets, combined with strong growth, would continue to push wages higher. This increase could eventually be passed on to consumers in the form of higher prices.

To no one's surprise, the Federal Reserve Board (the Fed) bumped the federal funds rate to 5.50% from 5.25% at its Open Market Committee Meeting in March, citing heightened inflation risk as the reason for the quarter-point increase. Through this pre-emptive strike, the Fed hoped to slow economic growth and inflationary pressures. Second quarter growth did decline relative to the first quarter's; however, early indications are that the economy is regaining momentum on the back of strong consumer spending during the third quarter of 1997.

The most remarkable aspect of the current economic expansion is that inflation, despite the strong growth, has not accelerated. This, combined with a rapidly declining U.S. budget deficit, allowed interest rates to shift lower during the past twelve months. In addition, interest rate volatility declined during the period as well. These phenomena led to strong performance from the Government National Mortgage Association (GNMA) pass-through sector, which offers yield spread and income advantages over U.S. Treasury securities.

The chart to the right illustrates the fund's volatility risk/return profile relative to 10- and 30-year U.S. Treasuries and one-year certificates of deposit. Using volatility as a measure of risk, the fund's risk-adjusted return performed better than that of 10-year Treasuries.

Over the 12 months under review, we continued our strategy of investing the fund's assets in high credit quality, GNMA mortgage pass-through securities. Our disciplined approach of remaining fully invested, while reducing transaction costs, has allowed shareholders to participate in the favorable market conditions of the past year. Throughout the fiscal period, we have invested portfolio cashflows across a variety of GNMA programs and coupons to help diversify the fund's exposure to GNMA market risks. In addition, the portfolio's large exposure to seasoned GNMA pass-through bonds works to insulate the portfolio from increased prepayment risks that generally result from lower market interest rates.




GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Please note that this discussion reflects the strategies we employed for the fund over the one-year reporting period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

For the remainder of 1997, we anticipate that interest-rate volatility should remain relatively subdued, which will continue to benefit mortgage pass-through securities. However, overall yield levels may move to the higher end of their recent trading range if consumer activity and economic growth continue their rebound in the second half of 1997.




GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT




PERFORMANCE SUMMARY

CLASS I

Franklin U.S. Government Securities Fund - Class I reported a cumulative total return of +10.08% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 44, the fund's Class I shares delivered a cumulative total return of more than 134.13%, for the 10-year period ended September 30, 1997.

The fund's share price, as measured by net asset value, increased 17.0 cents, from $6.72 on September 30, 1996, to $6.89 on September 30, 1997. During the reporting period, shareholders received distributions of 48.2 cents ($0.482) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $7.20 on September 30, 1997 and an annualization of September's dividend of 3.9 cents ($0.039) per share, the fund's distribution rate was 6.50%. A comparable rate based on the redemption value (or net asset value price) on the same day was 6.79%.

The graph on page 44 compares the performance of the fund's Class I shares over the past 10 years with the Consumer Price Index (CPI) and the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brother's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin U.S. Government Securities Fund -- Class I
Periods ended 9/30/97

                                                                  Since
                                                                 Inception
                                    1-Year   5-Year    10-Year   (2/1/77)
----------------------------------------------------------------------------
Cumulative Total Return1            10.08%   37.28%    134.13%   640.01%

Average Annual Total Return2         5.38%    5.63%      8.42%     7.43%

Distribution Rate3               6.50%

30-Day Standardized Yield4       6.36%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 3.9 cent per share monthly dividend and the maximum offering price of $7.20 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin U.S. Government Securities Fund - Class II reported a cumulative total return of +9.48% for the one-year period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charges. We always maintain a long-term perspective when managing the fund, and we encourage our shareholders to view their investments in a similar manner. As you can see from the table on page 46, as of September 30, 1997, the fund's Class II shares delivered a cumulative total return of 20.92% since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 17.0 cents, from $6.70 on September 30, 1996, to $6.87 on September 30, 1997. During the reporting period, shareholders received distributions of 44.33 cents ($0.4433) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the offering price of $6.94 on September 30, 1997 and an annualization of September's dividend of 3.57 cents ($0.0357) per share, plus a 12b-1 differential adjustment of .09 cents ($0.0009), the fund's distribution rate was 6.19%.

The graph on page 46 compares the performance of the fund's Class II shares with the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brothers Index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin U.S. Government Securities Fund -- Class II
Periods ended 9/30/97

                                                             Since
                                                            Inception
                                                  1-Year    (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                           9.48%     20.92%

Average Annual Total Return2                       7.36%      7.71%

Distribution Rate3                  6.19%

30-Day Standardized Yield4          6.04%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. Distribution rate is based on an annualization of the current 3.66 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $6.94 on September 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


ADVISOR CLASS

Franklin U.S. Government Securities Fund - Advisor Class reported a cumulative total return of +7.68% for the period from January 2, 1997 (commencement of sales), through September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased 14.0 cents, from $6.76 on January 2, 1997, to $6.90 on September 30, 1997. During the reporting period, Advisor Class shareholders received distributions of 36.31 cents ($0.3631) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $6.90 on September 30, 1997 and an annualization of September's dividend of 3.95 cents ($0.0395) per share, the fund's distribution rate was 6.87%.

The graph on page 48 compares the performance of the fund's Advisor Class shares over the past 10 years with the Consumer Price Index (CPI) and the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brother's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.




GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin U.S. Government Securities Fund -- Advisor Class
Periods ended 9/30/97

                                                                       Since
                                                                     Inception
                                                                    of the Fund
--------------------------------------------------------------------------------
                                        1-Year    5-Year    10-Year   (2/1/77)

Cumulative Total Return1                10.30%    37.55%    134.60%    641.50%

Average Annual Total Return1            10.30%     6.58%      8.90%      7.60%

Distribution Rate2                 6.87%

30-Day Standardized Yield3         6.75%


Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 7.68%.

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. Average annual total returns represent the average annual change in value of an investment over the specified periods.

2. Distribution rate is based on an annualization of the current 3.95 cent per share monthly dividend and the fund's price of $6.90 on September 30, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Growth Fund

                                                                     Class I
                                             ------------------------------------------------------
                                                           Year Ended September 30,
                                             ------------------------------------------------------
                                                  1997       1996       1995      1994       1993
                                             ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year               $22.82     $19.38     $14.96    $14.25     $13.70
                                             ------------------------------------------------------
Income from investment operations:
 Net investment income                              .36        .22        .17       .19        .23
 Net realized and unrealized gains                 4.34       3.53       4.43       .90        .58
                                             ------------------------------------------------------
Total from investment operations                   4.70       3.75       4.60      1.09        .81
                                             ------------------------------------------------------
Less distributions:
 Dividends from net investment income              (.23)      (.16)      (.14)     (.30)      (.19)
 Distributions from net realized gains             (.20)      (.15)      (.04)     (.08)      (.07)
                                             ------------------------------------------------------
Total distributions                                (.43)      (.31)      (.18)     (.38)      (.26)
                                             ------------------------------------------------------
Net asset value, end of year                     $27.09     $22.82     $19.38    $14.96     $14.25
                                             ======================================================
Total return*                                     20.84%     19.60%     31.11%     7.63%      5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                $1,435,561  $1,020,486  $712,866  $516,620  $560,824
Ratio to average net assets:
 Expenses                                           .89%       .87%       .90%      .77%       .64%
 Net investment income                             1.60%      1.16%      1.08%     1.23%      1.64%
Portfolio turnover rate                            1.77%      2.03%      1.39%     6.52%      1.70%
Average commission rate paid**                     $.0568     $.0543       --        --         --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.


                                                                   Class II
                                                         ---------------------------------
                                                              Year Ended September 30,
                                                         ---------------------------------
                                                            1997       1996      1995****
                                                         ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $22.60     $19.33    $16.88
                                                         ---------------------------------
Income from investment operations:
 Net investment income                                         .20        .12       .02
 Net realized and unrealized gains                            4.25       3.46      2.43
                                                         ---------------------------------
Total from investment operations                              4.45       3.58      2.45
                                                         ---------------------------------
Less distributions:
 Dividends from net investment income                         (.15)      (.16)       --
 Distributions from net realized gains                        (.20)      (.15)       --
                                                         ---------------------------------
Total distributions                                           (.35)      (.31)       --
                                                         ---------------------------------
Net asset value, end of year                                $26.70     $22.60    $19.33
                                                         =================================

Total return*                                                19.91%     18.73%    14.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $117,218   $43,417   $4,161
Ratio to average net assets:
 Expenses                                                     1.66%      1.63%     1.79%**
 Net investment income                                         .85%       .40%      .37%**
Portfolio turnover rate                                       1.77%      2.03%     1.39%
Average commission rate paid***                               $.0568     $.0543      --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995.


                                                           Advisor Class
                                                           -------------
                                                              1997****
                                                           -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $23.24
                                                           -------------
Income from investment operations:
 Net investment income                                           .25
 Net realized and unrealized gains                              3.64
                                                           -------------
Total from investment operations                                3.89
                                                           -------------
Net asset value, end of period                                $27.13
                                                           =============
Total return*                                                  16.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                             $25,823
Ratio to average net assets:
 Expenses                                                        .66%**
 Net investment income                                          1.93%**
Portfolio turnover rate                                         1.77%
Average commission rate paid***                                 $.0568


*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments, September 30, 1997

                                                                                               SHARES/
     Growth Fund                                                                               WARRANTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks & Warrants  67.5%
     Aerospace & Defense  6.0%
     Boeing Co.                                                                                 404,200        $ 22,003,638
     Lockheed Martin Corp.                                                                      162,600          17,337,225
     Raytheon Co.                                                                               442,000          26,133,250
     Rockwell International Corp.                                                                50,000           3,146,875
     Thiokol Corp.                                                                              120,000          10,320,000
     United Technologies Corp.                                                                  200,000          16,200,000
                                                                                                              -------------
                                                                                                                 95,140,988
                                                                                                              -------------
     Auto Parts  .3%
     Genuine Parts Co.                                                                          135,000           4,159,688
                                                                                                              -------------
     Biotechnology  1.4%
    aAmgen, Inc.                                                                                200,000           9,587,500
    aGenentech, Inc.                                                                            200,000          11,625,000
    aImmunex Corp.                                                                               20,000           1,345,000
    aTherapeutic Discovery Corp.                                                                  8,000              97,500
                                                                                                              -------------
                                                                                                                 22,655,000
                                                                                                              -------------
     Business Services  3.5%
     Avery Dennison Corp.                                                                       220,000           8,800,000
    aChoicePoint, Inc.                                                                           40,000           1,495,000
     Cognizant Corp.                                                                            244,000           9,943,000
     Dun & Bradstreet Corp.                                                                     244,000           6,923,500
     Equifax, Inc.                                                                              400,000          12,575,000
     Kelly Services, Inc., Class A                                                              250,000           8,375,000
a,e,gProgramming & Systems, Inc.                                                                345,300               6,906
     Wallace Computer Services, Inc.                                                            200,000           7,375,000
                                                                                                              -------------
                                                                                                                 55,493,406
                                                                                                              -------------
     Chemicals  3.7%
     Air Products & Chemicals, Inc.                                                             200,000          16,587,500
     Eastman Chemical Co.                                                                        25,000           1,550,000
     International Flavors and Fragrances, Inc.                                                 300,000          14,700,000
     Mallinckrodt Group, Inc.                                                                   116,000           4,176,000
     NCH Corp.                                                                                  200,000          14,200,000
     Sigma-Aldrich Corp.                                                                        200,000           6,587,500
                                                                                                              -------------
                                                                                                                 57,801,000
                                                                                                              -------------
     Communications & Entertainment  2.4%
    aACNielsen Corp.                                                                             81,333           1,951,992
     American Greetings Corp., Class A                                                          300,000          11,062,500
     Disney (Walt) Co.                                                                          304,932          24,585,143
    aIntervisual Books, Inc.                                                                    100,000             168,750
    aKing World Productions, Inc.                                                                10,000             432,500
                                                                                                              -------------
                                                                                                                 38,200,885
                                                                                                              -------------
     Computer Hardware  3.5%
     Hewlett-Packard Co.                                                                        360,000          25,042,500
     International Business Machines Corp.                                                      280,000          29,662,500
                                                                                                              -------------
                                                                                                                 54,705,000
                                                                                                              -------------
     Computer Software  .2%
    aMicrosoft Corp.                                                                             20,000           2,646,250
                                                                                                              -------------
     Data Services  3.3%
     Automatic Data Processing, Inc.                                                            400,000          20,000,000
    aComputer Sciences Corp.                                                                    450,000          31,837,500
                                                                                                              -------------
                                                                                                                 51,837,500
                                                                                                              -------------
     Diversified Manufacturers  2.8%
     Deltic Timber Corp.                                                                         11,428           $ 373,553
     Minnesota Mining & Manufacturing Co.                                                       372,000          34,410,000
     National Service Industries, Inc.                                                          100,000           4,393,750
     Teleflex, Inc.                                                                             139,200           4,819,800
                                                                                                              -------------
                                                                                                                 43,997,103
                                                                                                              -------------
     Electronics & Electrical Equipment  3.3%
     AMP, Inc.                                                                                  400,000          21,425,000
     Emerson Electric Co.                                                                        80,000           4,610,000
    aImation Corp.                                                                               37,200             992,775
     Molex, Inc.                                                                                 93,750           4,160,156
     Molex, Inc., Class A                                                                        93,750           3,820,313
     Raychem Corp.                                                                              200,000          16,900,000
                                                                                                              -------------
                                                                                                                 51,908,244
                                                                                                              -------------
     Energy/Energy Services  3.8%
     Atlantic Richfield Co.                                                                     180,000          15,378,750
     Coastal Co.                                                                                300,000          18,375,000
     Murphy Oil Corp.                                                                            40,000           2,285,000
     Royal Dutch Petroleum Co., New York Shares                                                 280,000          15,540,000
     Schlumberger, Ltd.                                                                          60,000           5,051,250
     Union Pacific Resources Group, Inc.                                                        101,633           2,661,514
                                                                                                              -------------
                                                                                                                 59,291,514
                                                                                                              -------------
     Environmental Services  4.7%
     Betzdearborn, Inc.                                                                         200,000          13,675,000
     Browning-Ferris Industries, Inc.                                                           165,000           6,280,313
    aIonics, Inc.                                                                               230,000          10,191,875
     Millipore Corp.                                                                            400,000          19,650,000
    aOsmonics, Inc.                                                                             256,500           4,216,219
     Pall Corp.                                                                                 382,000           8,236,875
     Waste Management, Inc.                                                                     210,000           7,336,875
     Wheelabrator Technology, Inc.                                                              270,000           4,320,000
                                                                                                              -------------
                                                                                                                 73,907,157
                                                                                                              -------------
     Food/Confectionery  .9%
     Hershey Foods Corp.                                                                        258,200          14,588,300
                                                                                                              -------------
     Health Care - Diversified  5.1%
     Abbott Laboratories                                                                        200,000          12,787,500
     Allegiance Corp                                                                             50,000           1,550,000
     Allergan, Inc.                                                                             200,000           7,237,500
    aAlza Corp., Class A                                                                        100,000           2,900,000
    aAlza Corp., warrants                                                                         8,000               1,500
     Baxter International, Inc.                                                                 250,000          13,062,500
     Johnson & Johnson, Inc.                                                                    400,000          23,050,000
    aMedPartners, Inc.                                                                           75,625           1,621,211
     Nature's Sunshine Products, Inc.                                                            33,000             779,625
    aPerrigo Co.                                                                                200,000           3,150,000
    aRespironics, Inc.                                                                           98,000           2,695,000
     U.S. Surgical Corp.                                                                        400,000          11,675,000
                                                                                                              -------------
                                                                                                                 80,509,836
                                                                                                              -------------
     Imaging/Photography  .9%
     Eastman Kodak Co.                                                                          200,000          12,987,500
     Polaroid Corp.                                                                              38,000           1,945,125
                                                                                                              -------------
                                                                                                                 14,932,625
                                                                                                              -------------

     Media & Broadcasting  1.8%
    aHSN, Inc.                                                                                  100,000         $ 4,062,500
     Time Warner, Inc.                                                                          450,000          24,384,375
                                                                                                              -------------
                                                                                                                 28,446,875
                                                                                                              -------------
     Networking  1.6%
    aCabletron Systems, Inc.                                                                    500,000          16,000,000
    aCisco Systems, Inc.                                                                        135,000           9,863,437
                                                                                                              -------------
                                                                                                                 25,863,437
                                                                                                              -------------
     Pharmaceuticals  11.2%
     American Home Products Corp.                                                               300,000          21,900,000
     Bristol-Myers Squibb Co.                                                                   320,000          26,480,000
     Lilly (Eli) & Co.                                                                          200,000          24,087,500
     Merck & Co., Inc.                                                                          200,000          19,987,500
     Pfizer, Inc.                                                                               640,000          38,440,000
     Schering-Plough Corp.                                                                      900,000          46,350,000
                                                                                                              -------------
                                                                                                                177,245,000
                                                                                                              -------------
     Real Estate - Diversified
  a,bFRM Nexus                                                                                  115,100                 115
                                                                                                              -------------
     Retail  .5%
     Tiffany & Co.                                                                              123,900           5,265,750
     Weis Markets, Inc.                                                                          58,218           2,037,630
                                                                                                              -------------
                                                                                                                  7,303,380
                                                                                                              -------------
     Toy Manufacturing  .6%
     Mattel, Inc.                                                                               300,000           9,937,500
                                                                                                              -------------
     Transportation  6.0%
    aAMR Corp.                                                                                  310,000          34,313,124
     Delta Air Lines, Inc.                                                                      250,000          23,546,874
    aUAL Corp.                                                                                  350,000          29,618,750
     Union Pacific Corp.                                                                        120,000           7,515,000
                                                                                                              -------------
                                                                                                                 94,993,748
                                                                                                              -------------
     Total Long Term Investments (Cost $433,324,038)                                                          1,065,564,551
                                                                                                              -------------

    fRepurchase Agreements  32.5%
     Joint Repurchase Agreement, 6.010%, 10/01/97
      (Maturity Value $513,654,651)(Cost $513,568,914)                                     $513,568,914       $ 513,568,914
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $39,075,895)
      BA Securities, Inc., (Maturity Value $39,075,895)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $44,743,911)
      Bear, Stearns & Co., Inc., (Maturity Value $39,075,895)
      CIBC Wood Gundy Securities Corp., (Maturity Value $39,075,895)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $39,075,895)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $39,075,895)
      Fuji Securities, Inc., (Maturity Value $39,075,895)
      Lehman Brothers, Inc., (Maturity Value $39,075,895)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $39,075,895)
      SBC Warburg, Inc., (Maturity Value $39,075,895)
      The Nikko Securities Co. International, Inc., (Maturity Value $39,075,895)
      UBS Securities, L.L.C., (Maturity Value $39,075,895)
     Total Investments (Cost $946,892,952)  100.0%                                                            1,579,133,465
     Other Assets, less Liabilities                                                                                (531,953)
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $1,578,601,512
                                                                                                              =============






aNon-income producing.
bSee Note 6 regarding restricted securities.
eThe Investment Company Act of 1940 defines  "affiliated  companies" as investments in portfolio companies in which the Fund owns 5%
or more of the outstanding voting securities. Investments in "affiliated companies" at 9/30/97 were $6,906.
fSee Note 1(f) regarding joint repurchase agreement.
gTrading suspended.



                                                 See notes to financial statements.



Financial Highlights

Franklin DynaTech Fund


                                                                                        Class I
                                                            -----------------------------------------------------------------
                                                                               Year Ended September 30,
                                                            -----------------------------------------------------------------
                                                              1997          1996          1995          1994          1993
                                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $14.03        $12.78        $9.85         $10.29        $9.21
Income from investment operations:
 Net investment income                                           .10           .06          .12            .07          .10
 Net realized and unrealized gains                              4.81          1.54         2.99            .21         1.21
Total from investment operations                                4.91          1.60         3.11            .28         1.31
Less distributions:
 Dividends from net investment income                           (.06)         (.12)        (.05)          (.12)        (.12)
 Distributions from net realized gains                          (.40)         (.23)        (.13)          (.60)        (.11)
Total distributions                                             (.46)         (.35)        (.18)          (.72)        (.23)
Net asset value, end of year                                  $18.48        $14.03       $12.78          $9.85       $10.29

Total return*                                                  35.63%        12.84%       32.10%          2.89%       14.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $188,102      $104,508     $92,987        $67,413      $71,469
Ratio to average net assets:
 Expenses                                                       1.04%         1.05%        1.01%          1.00%         .81%
 Net investment income                                           .75%          .43%        1.11%           .69%        1.03%
Portfolio turnover rate                                         5.59%        11.94%        9.83%          9.73%       26.56%
Average commission rate paid**                                  $.0536        $.0551         --             --           --


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity  securities.  Prior to September 30, 1996  disclosure of average  commission rate was not required.



                                                          Class II
                                             --------------------------------
                                                  Year Ended September 30,
                                             --------------------------------
                                                   1997          1996****
                                             --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $14.03        $13.57
                                             --------------------------------
Income from investment operations:
 Net investment income                                .07            --
 Net realized and unrealized gains                   4.66           .46
                                             --------------------------------
Total from investment operations                     4.73           .46
                                             --------------------------------
Less distributions:
 Dividends from net investment income                (.06)           --
 Distributions from net realized gains               (.40)           --
                                             --------------------------------
Total distributions                                  (.46)           --
                                             --------------------------------
Net asset value, end of year                       $18.30        $14.03
                                             ================================
Total return*                                       34.32%         3.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $3,386        $   --
Ratio to average net assets:
 Expenses                                            1.82%         1.85%**
 Net investment income                                .25%         (.14%)**
Portfolio turnover rate                              5.59%        11.94%
Average commission rate paid***                      $.0536        $.0551


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period September 16, 1996 (effective date) to September 30, 1996.



                       See notes to financial statements.



Statement of Investments, September 30, 1997


     DynaTech Fund                                                                               SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks  62.0%
     Biotechnology  .3%
    aAmgen, Inc.                                                                                 10,000           $ 479,375
                                                                                                              -------------
     Business Services  1.7%
    aChoicePoint, Inc.                                                                            2,000              74,750
     Cognizant Corp.                                                                             10,000             407,500
     Equifax, Inc.                                                                               20,000             628,750
     First Data Corp.                                                                            50,000           1,878,125
    aSABRE Group Holdings, Inc.                                                                  11,800             422,588
                                                                                                              -------------
                                                                                                                  3,411,713
                                                                                                              -------------
     Chemicals  .8%
     Sigma-Aldrich Corp.                                                                         50,000           1,646,874
                                                                                                              -------------
     Computer Hardware  9.0%
    aCompaq Computer Corp.                                                                      125,000           9,343,750
     Hewlett-Packard Co.                                                                        100,000           6,956,250
    aKomag, Inc.                                                                                 45,000             916,875
                                                                                                              -------------
                                                                                                                 17,216,875
                                                                                                              -------------
     Computer Software  7.8%
     Adobe Systems, Inc.                                                                         20,000           1,007,500
    aElectronic Arts, Inc.                                                                       10,000             386,250
    aIntuit, Inc.                                                                                25,000             800,000
    aMetaCreations Corp.                                                                         11,235             165,716
    aMicrosoft Corp.                                                                             90,000          11,908,125
    aNetscape Communications Corp.                                                                  200               7,200
    aParametric Technology Co.                                                                   10,000             441,250
    aScopus Technology, Inc.                                                                     11,250             178,594
                                                                                                              -------------
                                                                                                                 14,894,635
                                                                                                              -------------
     Data Services  .3%
    aComputer Sciences Corp.                                                                     10,000             707,500
                                                                                                              -------------
     Energy/Energy Services  1.8%
    aAES Corp.                                                                                   20,000             875,000
     Schlumberger, Ltd.                                                                          30,000           2,525,625
                                                                                                              -------------
                                                                                                                  3,400,625
                                                                                                              -------------
     Environmental Services  2.1%
     Browning-Ferris Industries, Inc.                                                            20,000             761,250
    aUS Filter Corp.                                                                             10,000             430,625
     Waste Management, Inc.                                                                      80,000           2,795,000
                                                                                                              -------------
                                                                                                                  3,986,875
                                                                                                              -------------
     Financial Services  .1%
     Associates First Capital Corp.                                                               3,600             224,100
                                                                                                              -------------
     Lodging  .1%
    aHost Marriott Corp.                                                                         10,000             227,500
                                                                                                              -------------
     Media & Broadcasting  1.1%
     Liberty Media Group, Class A                                                                37,312           1,117,028
     News Corp., Ltd., Sponsored ADR                                                             20,000             408,750
     Time Warner, Inc.                                                                           10,000             541,875
                                                                                                              -------------
                                                                                                                  2,067,653
                                                                                                              -------------
     Medical Services  3.4%
     Bard (C.R.), Inc.                                                                           20,000             678,750
     Columbia/HCA Healthcare Corp.                                                               22,500             646,875
     HBO & Co.                                                                                   30,000           1,132,500
     Medtronic, Inc.                                                                             20,000             940,000
     Mentor Corp.                                                                                 5,000             158,750
     Medical Services (cont.)
    aPacifiCare Health Systems, Inc., Class B                                                    15,000         $ 1,021,875
    aSt. Jude Medical, Inc.                                                                      10,000             350,625
     United Healthcare Corp.                                                                     30,000           1,500,000
                                                                                                              -------------
                                                                                                                  6,429,375
     Networking  3.9%                                                                                         -------------
    a3Com Corp.                                                                                  20,000           1,025,000
    aAscend Communications, Inc.                                                                  5,000             161,875
    aCisco Systems, Inc.                                                                         60,000           4,383,750
    aInternational Network Services                                                              35,000             717,500
    aNewbridge Networks Corp.                                                                    20,000           1,197,500
                                                                                                              -------------
                                                                                                                  7,485,625
                                                                                                              -------------
     Pharmaceuticals  4.0%
     Merck & Co., Inc.                                                                           15,000           1,499,063
     Schering-Plough Corp.                                                                       40,000           2,060,000
     Warner-Lambert Co.                                                                          30,000           4,048,125
                                                                                                              -------------
                                                                                                                  7,607,188
                                                                                                              -------------
     Precision Instruments/Test Equipment  2.1%
    aThermo Electron Corp.                                                                       84,375           3,375,000
    aWaters Corp.                                                                                13,800             609,788
                                                                                                              -------------
                                                                                                                  3,984,788
                                                                                                              -------------
     Retail  2.7%
     Estee Lauder Cos., Class A                                                                  20,000             925,000
    aFederated Department Stores, Inc.                                                           10,000             431,250
    aToys R Us, Inc.                                                                            108,000           3,834,000
                                                                                                              -------------
                                                                                                                  5,190,250
                                                                                                              -------------
     Semiconductor/Manufacturer  14.1%
     Intel Corp.                                                                                280,000          25,847,500
     Linear Technology Corp.                                                                     10,000             687,500
    aXilinx, Inc.                                                                                10,000             506,250
                                                                                                              -------------
                                                                                                                 27,041,250
                                                                                                              -------------
     Specialty Pharmaceuticals  .1%
    aNoven Pharmaceuticals, Inc.                                                                 23,000             161,000
                                                                                                              -------------
     Telecommunications  6.3%
    aAirTouch Communications, Inc.                                                               20,000             708,750
     AT&T Corp.                                                                                  15,000             664,687
     Lucent Technologies, Inc.                                                                    8,102             659,300
     Motorola, Inc.                                                                             140,000          10,062,500
                                                                                                              -------------
                                                                                                                 12,095,237
                                                                                                              -------------
     Transportation  .3%
     Air Express International Corp.                                                             15,000             547,500
                                                                                                              -------------
     Total Long Term Investments (Cost $31,963,323)                                                             118,805,938
                                                                                                              -------------

    fRepurchase Agreements  37.6%
     Joint Repurchase Agreement, 6.010%, 10/01/97
      (Maturity Value $71,953,228)(Cost $71,941,218)                                        $71,941,218        $ 71,941,218
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $5,473,788)
      BA Securities, Inc., (Maturity Value $5,473,788)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $6,267,772)
      Bear, Stearns & Co., Inc., (Maturity Value $5,473,788)
      CIBC Wood Gundy Securities Corp., (Maturity Value $5,473,788)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $5,473,788)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $5,473,788)
      Fuji Securities, Inc., (Maturity Value $5,473,788)
      Lehman Brothers, Inc., (Maturity Value $5,473,788)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $5,473,788)
      SBC Warburg, Inc., (Maturity Value $5,473,788)
      The Nikko Securities Co. International, Inc., (Maturity Value $5,473,788)
      UBS Securities, L.L.C., (Maturity Value $5,473,788)
     Total Investments (Cost $103,904,541)  99.6%                                                               190,747,156
     Other Assets, less Liabilities  .4%                                                                            740,189
                                                                                                              -------------
     Net Assets  100.0%                                                                                        $191,487,345
                                                                                                              =============






aNon-income producing.
fSee Note 1(f) regarding joint repurchase agreement.



                                                 See notes to financial statements.



Financial Highlights

Franklin Utilities Fund


                                                                                    Class I
                                                            ---------------------------------------------------------------
                                                                          Year Ended September 30,
                                                            ---------------------------------------------------------------
                                                              1997         1996         1995         1994          1993
                                                            ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $ 9.73       $9.75        $8.33        $10.78        $ 9.63
                                                            ---------------------------------------------------------------
Income from investment operations:
 Net investment income                                           .53         .54          .53           .55           .53
 Net realized and unrealized gains (losses)                      .73         .03         1.42         (2.44)         1.17
                                                            ---------------------------------------------------------------
Total from investment operations                                1.26         .57         1.95         (1.89)         1.70
                                                            ---------------------------------------------------------------
Less distributions:
 Dividends from net investment income                           (.52)       (.52)        (.52)         (.52)         (.55)
 Distributions from net realized gains                           (.43)      (.07)        (.01)         (.04)           --
                                                            ---------------------------------------------------------------
Total distributions                                             (.95)       (.59)        (.53)         (.56)         (.55)
                                                            ---------------------------------------------------------------
Net asset value, end of year                                  $10.04       $9.73        $9.75        $ 8.33        $10.78
                                                            ===============================================================
Total return*                                                  13.72%       5.94%       24.19%       (17.94%)       17.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $1,953,273   $2,400,561   $2,765,976   $2,572,508    $3,626,774
Ratio to average net assets:
 Expenses                                                        .75%        .71%         .73%          .64%          .55%
 Net investment income                                          5.26%       5.24%        5.88%         5.76%         5.30%
Portfolio turnover rate                                         7.24%      17.05%        5.55%         6.34%         7.81%
Average commission rate paid**                                  $.0505      $.0486         --            --            --


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity  securities.  Prior to September 30, 1996  disclosure of average  commission rate was not required.



                                                                           Class II
                                                            -------------------------------------
                                                                    Year Ended September 30,
                                                            -------------------------------------
                                                                1997        1996        1995****
                                                            -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                              $ 9.72      $9.75       $8.89
Income from investment operations:
 Net investment income                                             .45        .46         .23
 Net realized and unrealized gains                                 .76        .06         .88
Total from investment operations                                  1.21        .52        1.11
Less distributions:
 Dividends from net investment income                             (.48)      (.48)       (.25)
 Distributions from net realized gains                            (.43)      (.07)         --
Total distributions                                               (.91)      (.55)       (.25)
Net asset value, end of year                                    $10.02      $9.72       $9.75

Total return*                                                    13.06%      5.39%      13.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $21,906     $19,655     $8,369
Ratio to average net assets:
 Expenses                                                         1.27%      1.23%       1.21%**
 Net investment income                                            4.78%      4.86%       5.15%**
Portfolio turnover rate                                           7.24%     17.05%       5.55%
Average commission rate paid***                                   $.0505     $.0486        --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity  securities.  Prior to September 30, 1996 disclosure of average  commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995.



                                                           Advisor Class
                                                       ---------------------
                                                             1997****
                                                       ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                           $ 9.55
                                                       ---------------------
Income from investment operations:
 Net investment income                                            .36
 Net realized and unrealized gains                                .53
                                                       ---------------------
Total from investment operations                                  .89
Less distributions:                                    ---------------------
 Dividends from net investment income                            (.40)
                                                       ---------------------
Net asset value, end of period                                 $10.04
                                                       =====================
Total return*                                                    9.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $8,719
Ratio to average net assets:
 Expenses                                                         .62%**
 Net investment income                                           5.33%**
Portfolio turnover rate                                          7.24%
Average commission rate paid***                                  $.0505

*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



Statement of Investments, September 30, 1997


     Utilities Fund                                                                            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stocks  78.5%
     AGL Resources, Inc.                                                                        350,000         $ 6,628,125
    aAirTouch Communications, Inc.                                                              203,200           7,200,900
     Allegheny Energy, Inc.                                                                   1,800,000          54,450,000
     American Electric Power Co., Inc.                                                        1,276,100          58,062,550
     AT&T Corp.                                                                                 150,000           6,646,875
     Central & South West Corp.                                                               2,178,100          48,326,594
     CINergy Corp.                                                                            2,059,800          68,874,563
     Delmarva Power & Light Co.                                                               2,359,800          44,541,225
     Dominion Resources, Inc.                                                                 1,783,950          67,567,106
     Duke Power Co.                                                                           1,585,000          78,358,438
     Edison International                                                                     1,120,800          28,300,200
     Enova Corp.                                                                              2,505,600          63,266,400
     Entergy Corp.                                                                            1,875,400          48,877,613
     Florida Progress Corp.                                                                   2,135,175          70,460,775
     FPL Group, Inc.                                                                          1,601,000          82,051,250
     GPU, Inc.                                                                                  937,000          33,614,875
     GTE Corp.                                                                                  800,000          36,300,000
     Hawaiian Electric Industries, Inc.                                                       1,188,480          44,493,720
     MidAmerican Energy Co.                                                                   2,059,800          35,531,550
     Montana Power Co.                                                                           28,000             745,500
     Nevada Power Co.                                                                           661,700          14,557,400
     New Century Energies, Inc.                                                               1,748,445          72,669,745
     New Jersey Resources Corp.                                                                 245,500           7,948,063
     NIPSCO Industries, Inc.                                                                  1,010,300          42,558,888
     Northern States Power Co.                                                                  342,100          17,019,475
     OGE Energy Corp.                                                                           444,300          20,965,406
     Pacific Enterprises                                                                        560,800          18,997,100
     PG&E Corp.                                                                               3,328,000          77,168,000
     PacifiCorp                                                                               1,695,900          37,945,763
     Pinnacle West Capital Corp.                                                                518,485          17,434,058
     Puget Sound Power & Light Co.                                                              900,000          23,962,500
     SBC Communications                                                                         182,100          11,176,388
     SCANA Corp.                                                                              2,398,500          60,112,406
     Sierra Pacific Resources                                                                   350,000          11,221,875
     SIGCORP, Inc.                                                                              787,665          20,085,458
     Southern Co.                                                                             3,463,500          78,145,219
     TECO Energy, Inc.                                                                        2,900,400          71,059,800
     Texas Utilities Co.                                                                      1,162,750          41,859,000
     Western Resources, Inc.                                                                    806,200          27,662,738
                                                                                                              -------------
     Total Common Stocks (Cost $1,375,936,243)                                                                1,556,847,541
                                                                                                              -------------
     Preferred Stocks  5.3%
     AES Trust I, Series A, 5.375%, 3/31/27, cvt. pfd.                                          400,000          27,300,000
    bCMS Energy Trust I, 7.75%, cvt. pfd.                                                       705,000          38,360,601
     MCN Financing III, 8.00%, 5/16/00, cvt. pfd.                                               108,400           5,860,375
     Nortel Inversora, SA, 10.00% cvt. pfd., MEDS                                               650,000          35,100,000
                                                                                                              -------------
     Total Preferred Stocks (Cost $87,231,042)                                                                  106,620,976
                                                                                                              -------------

                                                                                             PRINCIPAL
                                                                                               AMOUNT
                                                                                            -----------
     Corporate Bonds  13.6%
     Alabama Power Co., 8.75%, 12/01/21                                                     $ 9,900,000          10,314,482
     Alabama Power Co., 8.50%, 5/01/22                                                        4,950,000           5,259,073
     Arizona Public Service Co., 10.25%, 5/15/20                                             10,500,000          11,547,835
     Arizona Public Service Co., 9.00%, 12/15/21                                             14,500,000          15,950,173
     Cincinnati Gas & Electric Co., 8.50%, 9/01/22                                           10,000,000          10,639,850
     Commonwealth Edison Co., 8.875%, 10/01/21                                                2,000,000           2,115,166
     Commonwealth Edison Co., 8.50%, 7/15/22                                                  5,000,000           5,301,794
     Commonwealth Edison Co., 8.375%, 9/15/22                                                10,000,000          10,422,060
     Duquesne Light Co., 8.375%, 5/15/24                                                    $ 5,000,000         $ 5,277,689
     Enron Corp., 7.00%, 8/15/23                                                             19,000,000          18,350,313
     Gulf States Utilities Co., 9.72%, 7/01/98                                                1,185,000           1,206,192
     Illinois Power Co., 8.00%, 2/15/23                                                      10,000,000          10,240,749
     Itron, Inc., cvt., 144A, 6.75%, 3/31/04                                                 10,000,000          12,450,000
     Long Island Lighting Co., 9.75%, 5/01/21                                                10,000,000          10,337,849
     Louisiana Power & Light Co., 8.50%, 7/01/22                                             10,000,000          10,236,378
     Midland CoGeneration Venture, 10.33%, 7/23/02                                           11,831,875          13,223,836
     Niagara Mohawk Power Corp., 9.50%, 3/01/21                                               7,500,000           8,005,634
     Niagara Mohawk Power Corp., 8.75%, 4/01/22                                               5,000,000           5,299,400
     Northwest Pipeline Corp., 7.125%, 12/01/25                                               3,000,000           2,903,628
     Ohio Edison Co., 8.75%, 6/15/22                                                          8,000,000           8,441,111
     Pacific Bell, 7.75%, 9/15/32                                                            10,000,000          10,332,599
     Pacific Bell, 7.50%, 2/01/33                                                            10,000,000          10,115,659
     Panhandle Eastern Co., 7.20%, 8/15/24                                                   20,000,000          19,087,180
     Philadelphia Electric Co., 8.75%, 4/01/22                                               15,000,000          15,857,143
     Texas Utilities Co., 8.75%, 11/01/23                                                    10,000,000          11,055,769
     Texas Utilities Co., 8.50%, 8/01/24                                                     10,000,000          10,852,339
     US West Communications Group, 6.875%, 9/15/33                                           16,000,000          14,912,958
                                                                                                              -------------
     Total Corporate Bonds (Cost $255,913,519)                                                                  269,736,859
                                                                                                              -------------
     Total Long Term Investments (Cost $1,719,080,804)                                                        1,933,205,376
                                                                                                              -------------
    fRepurchase Agreements  1.1%
     Joint Repurchase Agreement, 6.010%, 10/01/97
     (Maturity Value $21,787,124) (Cost $21,783,487)                                         21,783,487          21,783,487
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $1,655,821)
      BA Securities, Inc., (Maturity Value $1,655,821)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,917,272)
      Bear, Stearns & Co., Inc., (Maturity Value $1,655,821)
      CIBC Wood Gundy Securities Corp., (Maturity Value $1,655,821)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,655,821)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $1,655,821)
      Fuji Securities, Inc., (Maturity Value $1,655,821)
      Lehman Brothers, Inc., (Maturity Value $1,655,821)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $1,655,821)
      SBC Warburg, Inc., (Maturity Value $1,655,821)
      The Nikko Securities Co. International, Inc., (Maturity Value $1,655,821)
      UBS Securities, L.L.C., (Maturity Value $1,655,821)
     Total Investments (Cost $1,740,864,291)  98.5%                                                           1,954,988,863
     Other Assets, less Liabilities  1.5%                                                                        28,909,798
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $1,983,898,661
                                                                                                              =============

PORTFOLIO ABBREVIATIONS:

MEDS - Mandatorially Exchangeable Debt Security






aNon-income producing.
bSee Note 6 regarding restricted securities.
fSee Note 1(f) regarding joint repurchase agreement.



                                                 See notes to financial statements.



Financial Highlights

Franklin Income Fund


                                                                                        Class I
                                                            ----------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                            ----------------------------------------------------------------
                                                              1997          1996          1995          1994          1993
                                                            ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $2.30         $2.30         $2.22         $2.46         $2.25
                                                            ----------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .18           .19           .18           .17           .18
 Net realized and unrealized gains (losses)                     .20           .02           .11          (.20)          .23
                                                            ----------------------------------------------------------------
Total from investment operations                                .38           .21           .29          (.03)          .41
                                                            ----------------------------------------------------------------
Less distributions:
 Dividends from net investment income                          (.18)         (.18)         (.18)         (.18)         (.19)
 Distributions from net realized gains                         (.01)         (.03)         (.03)         (.03)         (.01)
                                                            ----------------------------------------------------------------
Total distributions                                            (.19)         (.21)         (.21)         (.21)         (.20)
                                                            ----------------------------------------------------------------
Net asset value, end of year                                  $2.49         $2.30         $2.30         $2.22         $2.46
                                                            ================================================================
Total return*                                                 17.31%         9.43%        14.00%        (1.52%)       18.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $7,738,746    $6,780,153    $5,885,788    $4,891,505    $3,935,444
Ratio to average net assets:
 Expenses                                                       .72%          .70%          .71%          .64%          .54%
 Net investment income                                         7.45%         8.27%         8.26%         7.37%         7.84%
Portfolio turnover rate                                       16.15%        25.29%        58.64%        23.37%        25.41%
Average commission rate paid**                                 $.0498        $.0518          --            --            --


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity  securities.  Prior to September 30, 1996  disclosure of average  commission rate was not required.



                                                                        Class II
                                                       ------------------------------------------
                                                                 Year Ended September 30,
                                                       ------------------------------------------
                                                           1997          1996          1995****
                                                       ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                         $2.30         $2.30         $2.18
                                                       ------------------------------------------
Income from investment operations:
 Net investment income                                       .16           .17           .08
 Net realized and unrealized gains                           .21           .03           .11
                                                       ------------------------------------------
Total from investment operations                             .37           .20           .19
                                                       ------------------------------------------
Less distributions:
 Dividends from net investment income                       (.17)         (.17)         (.07)
 Distributions from net realized gains                      (.01)         (.03)           --
                                                       ------------------------------------------
Total distributions                                         (.18)         (.20)         (.07)
                                                       ------------------------------------------
Net asset value, end of year                               $2.49         $2.30         $2.30
                                                       ==========================================
Total return*                                              16.72%         8.86%         8.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $695,355      $343,314      $65,822
Ratio to average net assets:
 Expenses                                                   1.22%         1.21%         1.23%**
 Net investment income                                      6.96%         7.84%         7.89%**
Portfolio turnover rate                                    16.15%        25.29%        58.64%
Average commission rate paid***                             $.0498        $.0518          --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***Relates to purchases and sales of equity  securities.  Prior to September 30, 1996 disclosure of average  commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995.



                                                                      Advisor Class
                                                                    ----------------
                                                                        1997****
                                                                    ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                    $2.34
                                                                    ----------------
Income from investment operations:
 Net investment income                                                    .14
 Net realized and unrealized gains                                        .14
                                                                    ----------------
Total from investment operations                                          .28
                                                                    ----------------
Less distributions:
 Dividends from net investment income                                    (.14)
                                                                    ----------------
Net asset value, end of period                                          $2.48
                                                                    ================

Total return*                                                           12.31%
Ratios/Supplemental Data
Net assets, end of period (000's)                                       $13,318
Ratio to average net assets:
 Expenses                                                                 .57%**
 Net investment income                                                   7.58%**
Portfolio turnover rate                                                 16.15%
Average commission rate paid***                                          $.0498

*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                                                 See notes to financial statements.



Statement of Investments, September 30, 1997


                                                                                              SHARES/
     Income Fund                                                                              WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
a,b,fCommon Stocks  28.4%
     Apparel/Textiles  .2%
a,b,eBibb Co.                                                                                 2,097,122       $  15,728,415
                                                                                                              -------------
     Automotive  .1%
     General Motors Corp. ............................................................          100,000           6,693,750
                                                                                                              -------------
     Computer/Technology  .2%
 a,e Anacomp, Inc. ...................................................................        1,233,882          19,125,171
                                                                                                              -------------
     Consumer Products  1.8%
     Philip Morris Cos., Inc. ........................................................        3,300,000         137,156,250
     RJR Nabisco Holdings Corp. ......................................................          600,000          20,625,000
                                                                                                              -------------
     .................................................................................                          157,781,250
                                                                                                              -------------
     Energy/Energy Services  2.8%
     Athabasca Oil Sands Trust, (Canada)..............................................        2,700,000          52,759,182
     Atlantic Richfield Co. ..........................................................          300,000          25,631,250
     Canadian Oil Sands Trust, (Canada), 144A.........................................        2,300,000          46,607,563
     Energy Group, Plc., Sponsored ADR................................................          237,500           9,885,938
     Monterey Resources, Inc..........................................................          812,540          17,063,340
     Pioneer Natural Resources Co. ...................................................        1,200,015          50,250,628
    aSanta Fe Energy Resources, Inc...................................................        1,122,805          14,035,063
     Ultramar Diamond Shamrock Corp. .................................................          625,000          20,195,313
                                                                                                              -------------
       ...............................................................................                          236,428,277
                                                                                                              -------------
     Metals  1.0%
     Anglo American Platinum Corp., Ltd., ADR.........................................          943,691          16,350,862
     Driefontein Consolidated, Ltd., Sponsored ADR ...................................          700,000           5,162,500
     Free State Consolidated Gold Mines, Ltd., ADR ...................................        2,525,000          15,386,845
     Freeport-McMoRan Copper & Gold, Inc., Class A....................................          408,329          11,254,568
     Impala Platinum Holdings, Ltd., ADR .............................................        1,184,200          13,784,562
     Samancor, Ltd., ADR .............................................................          300,000           2,252,970
     St. Helena Gold Mines, Ltd., ADR ................................................          187,500             773,438
     Vaal Reefs Exploration & Mining Co., Ltd., ADR ..................................        1,500,000           8,062,500
     Western Deep Levels, Ltd., ADR ..................................................          350,000           8,968,750
                                                                                                              -------------
       ...............................................................................                           81,996,995
                                                                                                              -------------
     Real Estate Investment Trusts  .3%
     Meditrust Corp. .................................................................          600,000          24,900,000
                                                                                                              -------------
     Telecommunications  .8%
     US West Communications Group ....................................................        1,700,000          65,450,000
                                                                                                              -------------
     Utilities  21.2%
     American Electric Power Co., Inc. ...............................................        2,200,000         100,100,000
     Central & South West Corp. ......................................................        3,800,000          84,312,500
     CINergy Corp. ...................................................................        2,400,000          80,250,000
     Delmarva Power & Light Co. ......................................................        2,800,000          52,850,000
     Dominion Resources, Inc. ........................................................        2,400,000          90,900,000
     Edison International ............................................................        3,100,000          78,275,000
     Enova Corp. .....................................................................        3,000,000          75,750,000
     Entergy Corp. ...................................................................        3,500,000          91,218,750
     Florida Progress Corp. ..........................................................        2,700,000          89,100,000
     FPL Group, Inc. .................................................................        1,400,000          71,750,000
     GPU, Inc.........................................................................        1,700,000          60,987,500
     Hawaiian Electric Industries, Inc. ..............................................          610,000          22,836,875
     Houston Industries, Inc. ........................................................        1,900,000          41,325,000
     Long Island Lighting Co. ........................................................        1,800,000          46,125,000
     MidAmerican Energy Holdings Co. .................................................        1,776,600          30,646,350
     Nevada Power Co. ................................................................          825,000          18,150,000
     New Century Energies, Inc........................................................        1,805,000          75,020,313
     New England Electric System .....................................................        1,900,000          74,575,000
     New York State Electric & Gas Corp. .............................................        1,000,000          26,875,000
     Utilities (cont.)
     Northern States Power Co. .......................................................          949,600        $ 47,242,600
     Ohio Edison Co. .................................................................        2,100,000          49,218,750
     PacifiCorp ......................................................................          525,000          11,746,875
     PECO Energy Co. .................................................................        3,000,000          70,312,500
     PG&E Corp. ......................................................................        3,200,000          74,200,000
     Potomac Electric Power Co. ......................................................        1,600,000          36,400,000
     Public Service Enterprise Group, Inc. ...........................................        2,350,000          60,512,500
     SCANA Corp. .....................................................................          800,000          20,050,000
     Southern Co. ....................................................................        2,700,000          60,918,750
     Texas Utilities Co. .............................................................        2,400,000          86,400,000
     Western Resources, Inc...........................................................        1,900,000          65,193,750
                                                                                                              -------------
      ...............................................................................                         1,793,243,013
                                                                                                              -------------
     Total Common Stocks (Cost $2,030,817,301) .......................................                        2,401,346,871
                                                                                                              -------------
     Preferred Stocks  11.6%
     Apparel/Textiles  .3%
     Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ..............................          400,000          23,600,000
                                                                                                              -------------
     Cable Systems  .4%
     Cablevision Systems Corp., 8.50% cvt. pfd., Series I.............................        1,300,000          38,025,000
                                                                                                              -------------
     Consumer Products  .1%
     Pantry Pride, Inc., $14.875 pfd., Series B ......................................           75,000           7,621,875
                                                                                                              -------------
     Energy/Energy Services  4.1%
    bCMS Energy Trust I, 7.75% cvt. pfd...............................................        1,600,000          87,059,520
     Devon Financing Trust, $3.25 cvt. pfd., 144A.....................................          600,000          48,375,000
     Enron Corp., 6.25% cvt. pfd......................................................        2,150,000          48,240,625
     McDermott International, Inc., $2.875 cvt. pfd., Series C, 144A .................        1,100,000          61,325,000
     Nuevo Energy Co., 5.75% cvt. pfd., Series A......................................        1,200,000          61,500,000
     Occidental Petroleum Corp., $3.875 cvt. pfd., 144A...............................          490,000          28,787,500
     Patina Oil & Gas Corp., 7.125% cvt. pfd..........................................          158,100           5,118,488
     Snyder Oil Corp., $1.50 cvt. exch. pfd. .........................................          178,900           4,942,113
                                                                                                              -------------
      ................................................................................                          345,348,246
                                                                                                              -------------
     Lodging  .9%
     Host Marriott Corp., 6.75% cvt. pfd., 144A.......................................        1,100,000          74,800,000
                                                                                                              -------------
     Metals  1.8%
     Amax Gold, Inc., $3.75 cvt. pfd., Series B ......................................          650,000          35,100,000
     Armco, Inc., $3.625 cum. cvt. pfd., Series A ....................................          300,000          15,262,500
     Armco, Inc., $4.50 cvt. pfd., Class B ...........................................          114,200           5,781,375
     Battle Mountain Gold Co., $3.25 cvt. pfd. .......................................          295,000          14,879,063
     Coeur D'Alene Mines Corp., 7.00% cvt. pfd........................................          600,000          11,137,500
     Cyprus Minerals, $4.00 cvt. pfd., Series A ......................................          120,000           6,615,000
     Freeport-McMoRan, Inc., 4.375% cvt. exch. pfd., 144A ............................          450,000          29,250,000
     Freeport-McMoRan, Inc., 8.75% cvt. pfd. .........................................          400,000          12,200,000
     Hecla Mining Co., $3.50 cvt. pfd., Series B .....................................          375,000          18,234,375
                                                                                                              -------------
       ...............................................................................                          148,459,813
                                                                                                              -------------
     Media & Broadcasting  .5%
     Time Warner, Inc., 10.25% pfd., Series M.........................................           34,800          39,715,500
                                                                                                              -------------
     Paper & Forest Products  .7%
     Asia Pulp & Paper Co., Ltd., 12.00% pfd..........................................       60,000,000          61,200,000
                                                                                                              -------------
     Real Estate Investment Trusts  1.9%
     FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A ............................        1,800,000          58,500,000
     Security Capital Industrial Trust, 7.00% cvt. pfd................................          800,000          24,200,000
     Security Capital Pacific Trust, $1.75 cvt. pfd., Series A........................        1,040,000          33,085,000
     Vornado Realty Trust, 6.50%, cvt. pfd., Series A.................................          700,000          43,750,000
                                                                                                              -------------
       ...............................................................................                          159,535,000
                                                                                                              -------------
     Telecommunications  .9%
     Nortel Inversora, SA, 10.00% cvt. pfd............................................        1,200,000        $ 64,800,000
     Nortel Inversora, SA, ADR, cvt. pfd., Series B...................................          504,000          14,049,000
                                                                                                              -------------
       ...............................................................................                           78,849,000
                                                                                                              -------------
      Total Preferred Stocks (Cost $835,940,260) .....................................                          977,154,434
                                                                                                              -------------
     Partnership Units  .2%
     BP Prudhoe Bay Royalty Trust ....................................................          500,000           9,000,000
     Freeport-McMoRan Resource Partners, Ltd., depository units ......................          300,000           3,843,750
  a,bJewel Recovery, L.P. ............................................................           59,258              28,444
                                                                                                              -------------
     Total Partnership Units (Cost $18,730,667) ......................................                           12,872,194
                                                                                                              -------------
     Warrants
  a,bBoardwalk Casino, Inc............................................................        1,281,869           1,874,092
    aSecurity Capital Group ..........................................................          121,476             971,808
                                                                                                              -------------
     Total Warrants (Cost $2,643,855) ................................................                            2,845,900
                                                                                                              -------------
     Total Common Stocks, Preferred Stocks, Partnership Units, and Warrants (Cost $2,88   8,132,083)          3,394,219,399
                                                                                                              -------------

                                                                                              PRINCIPAL
                                                                                               AMOUNT*
                                                                                            ------------
     Corporate Bonds  29.2%
     Apparel/Textiles  1.6%
     Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ................ $ 50,000,000          52,500,000
     Hartmarx Corp., senior sub. notes, 10.875%, 1/15/02 .................................   35,000,000          35,875,000
     Polysindo International Finance Co., secured notes, 11.375%, 6/15/06 ................   13,000,000          14,137,500
     Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 .........................   25,000,000          26,500,000
     The William Carter Co., senior sub. notes, Series A, 10.375%, 12/01/06 ..............    6,000,000           6,300,000
                                                                                                              -------------
                                                                                                                135,312,500
                                                                                                              -------------
     Automotive  1.0%
     Collins & Aikman Corp., senior sub. notes., 11.50%, 4/15/06 .........................   35,000,000          40,206,250
     Exide Corp., cvt. sub. notes, 144A, 2.90%, 12/15/05 .................................   30,000,000          18,937,500
     Exide Corp., senior notes, 10.75%, 12/15/02 .........................................    4,000,000           4,250,000
    cHarvard Industries, Inc., senior notes, 11.125%, 8/01/05 ...........................    50,000,000          19,750,000
                                                                                                              -------------
                                                                                                                 83,143,750
                                                                                                              -------------
     Biotechnology  .2%
     Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01 ..........................   16,500,000          16,665,000
                                                                                                              -------------
     Building Products  .4%
     American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16 ....................    5,000,000           5,250,000
     Inter-City Products Corp., senior notes, 9.75%, 3/01/00 .............................   30,000,000          30,900,000
                                                                                                              -------------
                                                                                                                 36,150,000
                                                                                                              -------------
     Cable Systems  1.3%
     Cablevision Systems Corp., senior sub. deb., 9.875%, 4/01/23 ........................   40,000,000          43,200,000
     Continental Cablevision, Inc., senior sub. deb., 9.50%, 8/01/13 .....................   30,000,000          35,183,519
     Helicon Group, L.P. Corp., senior notes, Series B, 11.00%, 11/01/03 .................   35,000,000          37,012,500
                                                                                                              -------------
                                                                                                                115,396,019
                                                                                                              -------------
     Chemicals  .7%
     Applied Extrusion Technology, senior notes, Series B, 11.50%, 4/01/02 ...............   29,000,000          30,885,000
     Uniroyal Chemical Co., senior notes, 10.50%, 5/01/02 ................................    8,900,000           9,745,500
     Uniroyal Chemical Co., senior sub. notes, 11.00%, 5/01/03 ...........................   20,000,000          21,600,000
                                                                                                              -------------
                                                                                                                 62,230,500
                                                                                                              -------------
     Computer/Technology  1.2%
     Acclaim Entertainment, Inc., cvt. sub. notes, 10.00%, 3/01/02 .......................   29,000,000          32,770,000
     Anacomp, Inc., senior sub. notes, Series B, 10.875%, 4/01/04 ........................   60,000,000          63,300,000
     Maxtor Corp., cvt. sub. deb., 5.75%, 3/01/12 ........................................   11,750,000           8,166,250
                                                                                                              -------------
                                                                                                                104,236,250
                                                                                                              -------------
     Consumer Products  1.9%
     E&S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06 .................. $ 20,000,000        $ 19,550,000
     Mafco, Inc., senior sub. deb., 11.875%, 11/15/02 ....................................   18,000,000          19,260,000
     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ...................   38,500,000          39,270,000
     Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 2/15/03 ........   30,000,000          31,950,000
     RJR Nabisco, Inc., notes, 9.25%, 8/15/13 ............................................   35,000,000          38,097,390
     Sealy Corp., senior sub. notes, 10.25%, 5/01/03 .....................................    8,650,000           9,125,750
                                                                                                              -------------
                                                                                                                157,253,140
                                                                                                              -------------
     Containers & Packaging  1.0%
     Calmar, Inc., senior sub notes, Series B, 11.50%, 8/15/05 ...........................   30,000,000          32,100,000
     Packaging Resources, Inc., senior notes, 11.625%, 5/01/03 ...........................   28,000,000          29,190,000
     Printpack, Inc., senior sub. notes, Series B, 10.625%, 8/15/06 ......................   15,000,000          16,275,000
     U.S. Can Corp., company guaranteed, Series B, 10.125%, 10/15/06 .....................    6,000,000           6,405,000
                                                                                                              -------------
                                                                                                                 83,970,000
                                                                                                              -------------
     Electrical Equipment  .1%
     Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 ...................................    8,000,000           9,600,000
                                                                                                              -------------
     Energy/Energy Services  2.6%
     Bellwether Exploration Co., senior sub. notes, 10.875%, 4/01/07 .....................   12,000,000          12,975,000
     Energy Ventures, senior notes, 10.25%, 3/15/04 ......................................   10,000,000          10,850,000
     Falcon Drilling, senior sub. notes, 12.50%, 3/15/05 .................................   15,000,000          17,306,250
     Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 7/15/04 .........................   40,000,000          43,800,000
     Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 .........................   19,000,000          19,570,000
     Mesa Operating Co., company guaranteed, unsecured senior sub. notes, 10.625%, 7/01/06    5,000,000           5,781,250
     Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14 .....................................   45,000,000          45,393,750
     Plains Resources, Inc., senior sub. notes, 10.25%, 3/15/06 ..........................    8,000,000           8,640,000
     Swift Energy Co., cvt. sub. notes, 6.25%,11/15/06 ...................................   50,000,000          54,375,000
                                                                                                              -------------
                                                                                                                218,691,250
                                                                                                              -------------
     Entertainment  .2%
     AMF Group, Inc., Series B, 10.875%, 3/15/06 .........................................   12,000,000          13,350,000
                                                                                                              -------------
     Financial Services  .1%
     First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03 ...............   10,000,000          11,075,000
                                                                                                              -------------
     Food & Beverages  2.9%
     Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 9/15/06 .......................    3,902,000           4,360,485
     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05 .......................   45,000,000          50,175,000
     Del Monte Corp., senior sub. notes, Series B, 12.25%, 4/15/07 .......................   46,000,000          50,140,000
     Doane Products Co., senior notes, 10.625%, 3/01/06 ..................................   21,000,000          22,575,000
     Dr. Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 2/15/00 ................    6,600,000           6,963,000
     International Home Foods, company guaranteed, senior sub. notes, 10.375%, 11/01/06 ..   30,000,000          33,300,000
     PMI Acquisition Corp., senior sub. notes, 10.25%, 9/01/03 ...........................   32,500,000          34,531,250
     Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 8/15/03 .................   25,000,000          22,875,000
     Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01 ............   20,000,000          19,800,000
                                                                                                              -------------
                                                                                                                244,719,735
                                                                                                              -------------
     Food Chains  1.8%
     Americold Corp., senior sub. notes, 12.875%, 5/01/08 ................................   18,000,000          20,700,000
     Americold Corp., senior sub. notes, Series B, 11.50%, 3/01/05 .......................   33,000,000          35,805,000
     Bruno's, Inc., senior sub. notes, 10.50%, 8/01/05 ...................................   60,000,000          36,000,000
     Grand Union Capital Corp., senior notes, 12.00%, 9/01/04 ............................   33,000,000          15,345,000
     Ralphs Grocery Co., senior sub notes, 11.00%, 6/15/05 ...............................   40,000,000          44,000,000
                                                                                                              -------------
                                                                                                                151,850,000
                                                                                                              -------------
     Gaming & Leisure  1.4%
     Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ....................................   60,000,000          62,100,000
     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 8/15/06 ........................    8,000,000           8,800,000
     Harveys Casino Resorts, senior sub. notes, 10.625%, 6/01/06 .........................   11,000,000          12,100,000
     Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 7/15/05 .......................   35,000,000          38,237,500
                                                                                                              -------------
                                                                                                                121,237,500
                                                                                                              -------------
     Health Care  .6%
     Dade International, Inc., senior sub. notes, 11.125%, 5/01/06 ....................... $ 22,000,000        $ 24,777,500
     Medical Care International, Inc., cvt. sub. deb., 144A, 6.75%, 10/01/06 .............   15,000,000          14,100,000
     Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter,
      12/15/03 ...........................................................................   10,000,000           9,900,000
                                                                                                              -------------
                                                                                                                 48,777,500
                                                                                                              -------------
     Industrial Products  1.4%
     Nortek, Inc., senior sub. notes, 9.875%, 3/01/04 ....................................   18,500,000          19,124,375
     RBX Corp., senior sub. notes, Series B, 11.25%, 10/15/05 ............................   60,000,000          53,100,000
     RHI Holdings, Inc., senior sub. deb., 11.875%, 3/01/99 ..............................   21,849,000          21,794,378
     Thermadyne Industries, Inc., senior sub. notes, 10.25%, 5/01/02 .....................    7,393,000           7,725,685
     Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ...........................   14,500,000          15,587,500
                                                                                                              -------------
                                                                                                                117,331,938
                                                                                                              -------------
     Media & Broadcasting  .2%
     Benedek Broadcasting, senior notes, 11.875%, 3/01/05 ................................   12,250,000          13,811,875
                                                                                                              -------------
     Metals  2.2%
     Armco Steel, Inc., senior notes, 11.375%, 10/15/99 ..................................    7,000,000           7,210,000
     Armco Steel, Inc., senior notes, 9.375%, 11/01/00 ...................................    5,000,000           5,175,000
     Ashanti Capital, Ltd., cvt. notes, 5.50%, 3/15/03 ...................................   48,000,000          39,360,000
     Coeur D' Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ...................      900,000             774,000
     Coeur D' Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .........................   20,000,000          18,750,000
     FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 1/16/05 .........................   13,020,000          12,694,500
     Jorgensen, Earle M. Co., senior notes, 10.75%, 3/01/00 ..............................   50,000,000          51,250,000
     Republic Engineered Steel Co., first mortgage, 9.875%, 12/15/01 .....................   50,000,000          48,625,000
     UCAR Global Enterprises, senior sub. notes, Series B, 12.00%, 1/15/05 ...............    4,805,000           5,483,706
                                                                                                              -------------
                                                                                                                189,322,206
                                                                                                              -------------
     Paper & Forest Products  1.7%
     Four M Corp., senior notes, Series B, 12.00%, 6/01/06 ...............................   30,000,000          32,325,000
     Riverwood International, senior sub. notes, 10.875%, 4/01/08 ........................   60,000,000          60,225,000
     Tjiwi Kimia International, company guaranteed, senior unsecured notes, 144A, 10.00%,
      8/01/04 ............................................................................   50,000,000          49,437,500
                                                                                                              -------------
                                                                                                                141,987,500
                                                                                                              -------------
     Pharmaceuticals  .5%
     ICN Pharmaceuticals, Inc., senior notes, 144A, 9.25%, 8/15/05 .......................   37,000,000          39,035,000
                                                                                                              -------------
     Pollution Control  .2%
     Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 ........................   21,000,000          16,721,250
                                                                                                              -------------
     Publishing  .2%
     Bell & Howell Co., senior sub. notes, Series B, 10.75%, 10/01/02 ....................   12,500,000          13,125,000
                                                                                                              -------------
     Real Estate Development  .1%
     Rouse Co., cvt. sub. deb., 5.75%, 7/23/02 ...........................................   10,000,000          11,100,000
                                                                                                              -------------
     Real Estate Investment Trusts .6%
     Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02 ................................   50,000,000          49,562,500
                                                                                                              -------------
     Retail  .1%
     Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ................................    9,000,000           7,875,000
                                                                                                              -------------
     Telecommunications  .6%
     CommNet Cellular, Inc., sub. notes, 11.25%, 7/01/05 .................................   25,000,000          28,875,000
     Paging Network, senior sub. notes, 10.125%, 8/01/07 .................................   25,000,000          26,187,500
                                                                                                              -------------
                                                                                                                 55,062,500
                                                                                                              -------------
     Utilities  2.4%
     ESCOM, E168, utility deb., 11.00%, 6/01/08 ..........................................  975,837,500 ZAR     172,700,519
     Midland CoGeneration Venture, deb. notes, Series C-91, 10.33%, 7/23/02 ..............    6,278,954           7,017,642
     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 7/23/02 ............   12,169,929          13,601,660
     Texas-New Mexico Power Co., secured deb., 10.75%, 9/15/03 ...........................    6,000,000           6,535,104
                                                                                                              -------------
                                                                                                                199,854,925
                                                                                                              -------------
     Total Corporate Bonds (Cost $2,426,897,205) .........................................                    2,468,447,838
                                                                                                              -------------
     U.S. Government Securities  11.4%....................................................
     U.S. Treasury Bonds, 6.25% - 7.125%, 2/15/23 - 8/15/23 .............................. $831,000,000       $ 834,087,562
     U.S. Treasury Notes, 6.00% - 6.375%, 12/31/97 - 8/15/02 .............................  128,000,000         129,758,233
                                                                                                              -------------
     Total U.S. Government Securities (Cost $928,239,501) ................................                      963,845,795
                                                                                                              -------------
     Foreign Government Securities  8.9%
     Republic of Argentina, FRN, 5.50%, 3/31/23 ..........................................  520,000,000         393,120,000
     Republic of Brazil, 5.25%, 4/15/24 ..................................................  200,000,000         147,750,000
     Republic of Brazil, FRN deb., 6.875%, 4/15/06 .......................................   64,350,000          60,328,126
     Republic of Brazil, FRN, Series A, 6.8125%, 1/01/01 .................................   47,296,250          46,894,233
     Republic of South Africa, 12.00%, 2/28/05 ...........................................  515,000,000 ZAR     100,789,938
                                                                                                              -------------
     Total Foreign Government Securities (Cost $617,371,329) .............................                      748,882,297
                                                                                                              -------------
    hZero Coupon/Step-up Bonds  3.5%
     AMF Group, Inc., senior disc. notes, Series B, zero coupon to 3/15/01 (original accretion rate 12.25%), 12.25% thereafter,
      3/15/06.............................................................................   38,000,000          28,880,000
     Bell & Howell Co., senior deb., zero coupon to 3/01/00 (original accretion rate 11.50%), 11.50%, thereafter, 3/01/05
                                                                                             65,000,000          54,925,000
     Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 2/15/98 (original accretion rate 11.625%),
      11.625% thereafter, 2/15/03 .........................................................  11,000,000          11,165,000
     Food 4 Less, Inc., senior disc. deb., zero coupon to 6/15/00, (original accretion rate 13.625%), 13.625% thereafter,
      7/15/05..............................................................................  50,000,000          40,750,000
     Marcus Cable Co., senior disc. notes, zero coupon to 6/15/00, (original accretion rate 14.25%), 14.25% thereafter, 12/15/05
                                                                                             75,000,000          62,812,500
     Mesa Operating Co., company guaranteed, unsecured senior sub. notes, zero coupon to 7/01/01, (original accretion rate
      11.625%), 11.625% thereafter, 7/01/06................................................  15,000,000          12,000,000
     Revlon Worldwide Corp., senior disc. notes, Series B, (original accretion rate 10.75%), 0.00%, 3/15/01
                                                                                             50,000,000          36,375,000
     Revlon Worldwide Corp., senior secured disc. notes, Series B (original accretion rate 12.00%), 0.00%, 3/15/98
                                                                                             40,000,000          38,999,640
     Uniroyal Chemical Co. Investors, discount notes, zero coupon to 5/01/98, (original accretion rate 12.00%),
      12.00% thereafter, 5/01/05 ..........................................................  12,000,000          11,520,000
                                                                                                              -------------
     Total Zero Coupon/Step-up Bonds (Cost $268,792,356)                                                        297,427,140
                                                                                                              -------------
     Total Long Term Investments (Cost $7,129,432,474)                                                        7,872,822,469
                                                                                                              -------------
    fRepurchase Agreements  5.2%
     Joint Repurchase Agreement, 6.010%, 10/01/97, (Maturity Value $435,757,846)
     (Cost $435,685,111) .................................................................. 435,685,111         435,685,111
                                                                                                              -------------
     Collateralized by U.S. Treasury Bills & Notes
      Aubrey G. Lanston & Co., Inc., (Maturity Value $33,117,596)
      BA Securities, Inc., (Maturity Value $33,117,596)
      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $38,346,694)
      Bear, Stearns & Co., Inc., (Maturity Value $33,117,596)
      CIBC Wood Gundy Securities Corp., (Maturity Value $33,117,596)
      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $33,117,596)
      Dresdner Kleinwort Benson North America, L.L.C., (Maturity Value $33,117,596)
      Fuji Securities, Inc., (Maturity Value $33,117,596)
      Lehman Brothers, Inc., (Maturity Value $33,117,596)
      Sanwa Securities (USA) Co., L.P., (Maturity Value $33,117,596)
      SBC Warburg, Inc., (Maturity Value $33,117,596)
      The Nikko Securities Co. International, Inc., (Maturity Value $33,117,596)
      UBS Securities, L.L.C., (Maturity Value $33,117,596)
     Total Investments (Cost $7,565,117,585)  98.4%                                                           8,308,507,580
     Other Assets, less Liabilities  1.6%                                                                       138,911,657
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $8,447,419,237
                                                                                                              =============






CURRENCY ABBREVIATIONS:  ZAR - South African Rand
*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 6 regarding restricted securities.
cSee Note 7 regarding defaulted securities.
eThe Investment Company Act of 1940 defines  "affiliated  companies" as investments in portfolio companies in which the Fund owns 5%
or more of the outstanding voting securities. Investments in "affiliated companies" at 9/30/97 were $34,853,586.
fSee Note 1(f) regarding joint repurchase agreement.
hZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.



                                                 See notes to financial statements.



Financial Highlights

Franklin U.S. Government Securities Fund


                                                                                         Class I
                                                            ----------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                            ----------------------------------------------------------------
                                                              1997          1996          1995          1994          1993
                                                            ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $6.72         $6.87         $6.51         $7.20         $7.26
                                                            ----------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .48           .49           .50           .50           .56
 Net realized and unrealized gains (losses)                     .17          (.15)          .35          (.68)         (.06)
                                                            ----------------------------------------------------------------
Total from investment operations                                .65           .34           .85          (.18)          .50
                                                            ----------------------------------------------------------------
Less distributions:
 Dividends from net investment income                          (.48)         (.49)         (.49)         (.51)         (.56)
                                                            ----------------------------------------------------------------
Net asset value, end of year                                  $6.89         $6.72         $6.87         $6.51         $7.20
                                                            ================================================================

Total return*                                                 10.08%         5.15%        13.56%        (2.75%)        6.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $9,350,751    $10,129,483   $11,101,605   $11,668,747   $14,268,516
Ratio to average net assets:
 Expenses                                                       .64%          .61%          .61%          .55%          .52%
 Net investment income                                         7.01%         7.18%         7.50%         7.37%         7.71%
Portfolio turnover rate**                                      1.74%         8.01%         5.48%        18.28%        43.10%


*Total return does not reflect sales  commissions or the contingent  deferred sales charge,  and is not annualized.  Prior to May 1,
1994, dividends from net investment income were reinvested at the offering price.
**Maturity  of U.S.  government  issues and the  reinvestment  of the proceeds  thereof are  considered  as  purchases  and sales of securities in computing the portfolio turnover rate.



                                                                       Class II
                                                            -------------------------------
                                                                Year Ended September 30,
                                                            -------------------------------
                                                            1997        1996        1995***
                                                            -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $6.70       $6.85       $6.67
                                                            -------------------------------
Income from investment operations:
 Net investment income                                        .44         .45         .21
 Net realized and unrealized gains (losses)                   .17        (.15)        .16
                                                            -------------------------------
Total from investment operations                              .61         .30         .37
                                                            -------------------------------
Less distributions:
 Dividends from net investment income                        (.44)       (.45)       (.19)
                                                            -------------------------------
Net asset value, end of year                                $6.87       $6.70       $6.85
                                                            ===============================
Total return*                                                9.48%       4.55%       5.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $120,818    $57,657    $11,695
Ratio to average net assets:
 Expenses                                                    1.20%       1.17%       1.18%**
 Net investment income                                       6.44%       6.80%       6.48%**
Portfolio turnover rate****                                  1.74%       8.01%       5.48%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
***For the period May 1, 1995 (effective date) to September 30, 1995.
****Maturity  of U.S.  government  issues and the  reinvestment  of the proceeds  thereof are  considered  as purchases and sales of securities in computing the portfolio turnover rate.



                                                                Advisor Class
                                                            --------------------
                                                                   1997***
                                                            --------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                               $6.76
                                                            --------------------
Income from investment operations:
 Net investment income                                               .38
 Net realized and unrealized gains                                   .12
                                                            --------------------
Total from investment operations                                     .50
                                                            --------------------
Less distributions:
 Dividends from net investment income                               (.36)
                                                            --------------------
Net asset value, end of period                                     $6.90
                                                            ====================
Total return*                                                       7.68%
Ratios/Supplemental Data
Net assets, end of period (000's)                                  $14,469
Ratio to average net assets:
 Expenses                                                            .56%**
 Net investment income                                              7.01%**
Portfolio turnover rate****                                         1.74%

*Total return is not annualized.
**Annualized
***For the period January 2, 1997 (effective date) to September 30, 1997. ****Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.



                       See notes to financial statements.



Statement of Investments, September 30, 1997


                                                                                             PRINCIPAL
     U.S. Government Securities Fund                                                           AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Government National Mortgage Association (GNMA)  96.2%
     GNMA I, SF, 6.00%, 9/15/23 - 11/15/23                                                 $ 22,074,854        $ 21,183,910
     GNMA I, SF, 6.50%, 3/15/03 - 3/15/24                                                 1,092,073,836       1,072,839,335
     GNMA PL, 6.50%, 5/15/24                                                                 31,543,580          30,492,861
     GNMA II, 6.50%, 6/20/24 - 5/20/26                                                       68,369,075          66,678,681
     GNMA PL, 6.75%, 1/15/34                                                                 36,165,053          35,556,754
     GNMA I, SF, 6.75%, 3/15/26 - 5/15/26                                                     3,638,886           3,591,689
     GNMA II, 7.00%, 3/20/24 - 1/20/27                                                      361,599,298         360,721,829
     GNMA PL, 7.00%, 9/15/35                                                                  8,972,828           8,952,818
     GNMA I, SF, 7.00%, 4/15/16 - 12/15/26                                                1,947,488,993       1,957,194,527
     GNMA SF, 7.25%, 10/15/25 - 1/15/26                                                       8,453,141           8,507,038
     GNMA PL, 7.375%, 4/15/29                                                                35,197,401          35,420,199
     GNMA PL, 7.425%, 7/15/29                                                                21,060,952          21,350,540
     GNMA I, SF, 7.50%, 6/15/05 - 9/15/27                                                 1,427,246,695       1,460,906,630
     GNMA II, 7.50%, 10/20/22 - 2/20/27                                                     399,840,629         406,046,213
     GNMA PL, 7.75%, 10/15/12                                                                 5,563,384           5,891,011
     GNMA I, SF, 8.00%, 10/15/07 - 5/15/26                                                1,212,728,959       1,264,106,310
     GNMA II, 8.00%, 8/20/16 - 10/20/26                                                      92,723,709          95,960,711
     GNMA PL, 8.00%, 4/15/22 - 5/15/32                                                       47,421,733          49,079,673
     GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17                                                   7,257,348           7,619,997
     GNMA PL, 8.25%, 12/15/20 - 2/15/28                                                      24,501,491          25,169,614
     GNMA I, SF, 8.50%, 5/15/16 - 11/15/24                                                  288,787,583         305,521,461
     GNMA II, 8.50%, 4/20/16 - 6/20/25                                                       55,583,113          58,723,875
     GNMA I, GPM, 8.75%, 3/20/17 - 7/20/17                                                    1,203,395           1,282,302
     GNMA I, SF, 9.00%, 10/15/04 - 7/15/23                                                  349,371,808         378,212,840
     GNMA II, 9.00%, 11/17/20 - 11/20/21                                                     18,816,641          20,254,966
     GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17                                                    5,447,035           5,869,291
     GNMA I, SF, 9.50%, 5/15/09 - 2/15/23                                                   189,286,077         206,041,045
     GNMA II, 9.50%, 9/20/15 - 4/20/25                                                       18,847,438          20,364,468
     GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13                                                 6,122,668           6,698,217
     GNMA I, SF, 10.00%, 4/15/12 - 4/15/25                                                  228,602,882         251,232,858
     GNMA II, 10.00%, 8/20/15 - 3/20/21                                                      27,896,102          30,358,976
     GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21                                                   2,963,121           3,249,058
     GNMA I, SF, 10.50%, 8/15/00 - 10/15/21                                                 162,633,641         180,806,169
     GNMA II, 10.50%, 10/20/13 - 3/20/21                                                     43,751,757          47,971,676
     GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11                                                 10,995,013          12,265,801
     GNMA I, SF, 11.00%, 1/15/01 - 5/15/21                                                  136,944,687         154,094,584
     GNMA II, 11.00%, 1/20/15 - 1/20/21                                                      12,677,536          13,982,908
     GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16                                                   5,340,480           6,056,499
     GNMA I, GPM, 11.50%, 3/15/10 - 6/15/13                                                   2,035,766           2,319,575
     GNMA I, SF, 11.50%, 2/15/13 - 12/15/17                                                  28,933,813          33,230,430
     GNMA II, GPM, 11.50%, 7/20/13 - 1/20/14                                                    200,135             227,145
     GNMA II, 11.50%, 10/20/13 - 4/20/18                                                      2,001,752           2,289,805
     GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15                                                  1,100,108           1,259,028
     GNMA I, GPM,  12.00%, 10/15/10 - 3/15/13                                                   573,880             659,811
     GNMA I, SF, 12.00%, 5/15/11 - 8/15/19                                                  135,158,860         156,901,538
     GNMA II, 12.00%, 9/20/13 - 2/20/16                                                       6,336,343           7,331,195
     GNMA I, GPM, 12.50%, 4/15/10 - 10/15/12                                                  1,020,236           1,180,410
     GNMA I, SF, 12.50%, 1/15/10 - 8/15/18                                                  117,995,423         137,948,490
     GNMA II, 12.50%, 9/20/13 - 11/20/15                                                      5,327,791           6,259,020
     GNMA I, GPM, 12.75%, 11/15/13 - 6/15/15                                                     61,085              71,515
     GNMA I, SF, 13.00%, 7/15/10 - 1/15/16                                                  110,563,204         130,897,073
     GNMA II, 13.00%, 11/20/13 - 9/20/15                                                      3,371,681           4,019,709
                                                                                                              -------------
     Total Long Term Investments (Cost $8,945,001,786)                                                        9,124,852,078
                                                                                                              -------------
    dShort Term Investments  3.5%
     U.S. Treasury Bills, 5.20% - 5.385%, 10/16/97 - 12/18/97 (Cost $330,270,612)                               330,355,770
                                                                                                              -------------
     Total Investments (Cost $9,275,272,398)  99.7%                                                           9,455,207,848
     Other Assets, less Liabilities  .3%                                                                         30,830,707
                                                                                                              -------------
     Net Assets  100.0%                                                                                      $9,486,038,555
                                                                                                              =============


dSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.



                       See notes to financial statements.



Financial Statements

Statements of Assets and Liabilities
September 30, 1997


                                                                                                           U.S. Government
                                               Growth Fund   DynaTech Fund  Utilities Fund   Income Fund   Securities Fund
                                             -------------------------------------------------------------------------------
Assets
Investments in securities:
 Cost                                          $ 433,324,038  $ 31,963,323   $1,719,080,804  $7,129,432,474  $9,275,272,398
                                             ===============================================================================
 Value                                         1,065,564,551   118,805,938    1,933,205,376   7,872,822,469   9,455,207,848
Repurchase agreements, at value and cost         513,568,914    71,941,218       21,783,487     435,685,111              --
Cash                                                 520,401       268,120               --         953,208          25,678
Receivables:
 Investment securities sold                               --       474,321       25,659,026      28,780,521              --
 Capital shares sold                               1,863,355       510,771          293,257      10,775,726       6,063,947
 Dividends and interest                              911,926        69,010       11,098,550     116,430,808      58,123,502
Other assets                                          44,235            --               --              --              --
                                             -------------------------------------------------------------------------------
      Total assets                             1,582,473,382   192,069,378    1,992,039,696   8,465,447,843   9,519,420,975
                                             -------------------------------------------------------------------------------
Liabilities
Payables:
 Investment securities purchased                     780,632            --           39,690         879,535              --
 Capital shares redeemed                             519,698       119,888        2,911,972       3,101,173      10,723,287
 To affiliates                                     1,557,135       187,480        1,474,481       6,403,110       5,902,063
 To shareholders                                     976,951       150,552        3,646,246       7,303,888      16,476,455
Other liabilities                                     37,454       124,113           68,646         340,900         280,615
                                             -------------------------------------------------------------------------------
      Total liabilites                             3,871,870       582,033        8,141,035      18,028,606      33,382,420
                                             -------------------------------------------------------------------------------
       Net assets, at value                   $1,578,601,512  $191,487,345   $1,983,898,661  $8,447,419,237  $9,486,038,555
                                             ===============================================================================
Net assets consist of:
 Undistributed net investment income            $ 19,890,444   $ 1,031,642      $ 8,991,193    $ 69,436,365     $ 7,036,041
 Net unrealized appreciation                     632,240,513    86,842,615      214,124,572     743,299,655     179,935,450
 Accumulated net realized gain (loss)             14,022,601     6,947,409       49,733,605      92,009,348    (391,695,649)
 Capital shares                                  912,447,954    96,665,679    1,711,049,291   7,542,673,869   9,690,762,713
                                             -------------------------------------------------------------------------------
      Net assets, at value                    $1,578,601,512  $191,487,345   $1,983,898,661  $8,447,419,237  $9,486,038,555
                                             ===============================================================================



                                                                                                              U.S. Government
                                                 Growth Fund   DynaTech Fund  Utilities Fund    Income Fund   Securities Fund
                                             ---------------------------------------------------------------------------------
Class I:
 Net assets, at value                         $1,435,560,588   $188,101,718   $1,953,272,944   $7,738,746,176   $9,350,751,451
                                             ---------------------------------------------------------------------------------
 Shares outstanding                               52,996,093     10,177,494      194,534,988    3,106,620,788    1,357,281,977
                                             ---------------------------------------------------------------------------------
 Net asset value per share*                           $27.09         $18.48           $10.04            $2.49            $6.89
                                             ---------------------------------------------------------------------------------
 Maximum offering price per share (NAV / 95.50%,
 NAV / 95.50%, NAV / 95.75%, NAV / 95.75%,
 NAV / 95.75%, respectively)                          $28.37         $19.35           $10.49            $2.60            $7.20
                                             ---------------------------------------------------------------------------------
Class II:
 Net assets, at value                          $ 117,217,991    $ 3,385,627     $ 21,906,391    $ 695,354,981    $ 120,817,740
                                             ---------------------------------------------------------------------------------
 Shares outstanding                                4,391,009        184,978        2,185,554      278,951,410       17,586,866
                                             ---------------------------------------------------------------------------------
 Net asset value per share*                           $26.70         $18.30           $10.02            $2.49            $6.87
                                             ---------------------------------------------------------------------------------
 Maximum offering price per share (NAV / 99%)                        $26.97           $18.48           $10.12            $2.52
                                             ---------------------------------------------------------------------------------
$6.94
Advisor Class:
 Net assets, at value                           $ 25,822,933             --      $ 8,719,326     $ 13,318,080     $ 14,469,364
                                             ---------------------------------------------------------------------------------
 Shares outstanding                                  951,931             --          868,767        5,366,210        2,097,990
                                             ---------------------------------------------------------------------------------
 Net asset value and maximum
  offering price per share                            $27.13             --           $10.04            $2.48            $6.90
                                             ---------------------------------------------------------------------------------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



Statements of Operations
for the year ended September 30, 1997



                                                                                                           U.S. Government
                                                 Growth Fund   DynaTech Fund  Utilities Fund  Income Fund  Securities Fund
                                             ---------------------------------------------------------------------------------
Investment income:
 Dividends                                      $ 12,800,457     $ 455,107   $108,058,105  $ 178,110,067           $--
 Interest                                         20,234,726     2,060,661     23,367,984    454,852,746   753,095,315
                                             ---------------------------------------------------------------------------------
      Total investment income                     33,035,183     2,515,768    131,426,089    632,962,813   753,095,315
                                             ---------------------------------------------------------------------------------
Expenses:
 Management fees (Note 5)                          6,295,304       840,480      9,987,693     35,364,027    44,411,776
 Distribution fees (Note 5)
  Class I                                          2,834,842       302,229      2,770,430     10,521,856     8,581,200
  Class II                                           882,927        11,669        141,957      3,355,689       560,866
 Transfer agent fees (Note 5)                      1,870,864       223,924      2,747,071      6,044,086     6,601,725
 Custodian fees                                       13,393         1,340         22,117        553,545        98,364
 Reports to shareholders                             408,393        57,076        683,112      1,528,428     2,398,393
 Registration and filing fees                        136,852        29,358        103,228        329,335       117,909
 Professional fees (Note 5)                           22,800         2,514         35,878        157,555       187,992
 Directors' fees and expenses                          7,662         1,446         12,502         40,882        49,872
 Other                                                30,906         2,496         55,779        157,753       227,010
                                             ---------------------------------------------------------------------------------
      Total expenses                              12,503,943     1,472,532     16,559,767     58,053,156    63,235,107
                                             ---------------------------------------------------------------------------------
       Net investment income                      20,531,240     1,043,236    114,866,322    574,909,657   689,860,208
                                             ---------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                     14,065,272     6,949,626     49,829,022    134,145,372   (29,505,613)
  Foreign currency transactions                           --            --             --       (228,340)           --
                                             ---------------------------------------------------------------------------------
 Net realized gain (loss)                         14,065,272     6,949,626     49,829,022    133,917,032   (29,505,613)
 Net unrealized appreciation on:
  Investments                                    215,960,743    33,474,575    112,850,805    523,936,056   285,289,807
  Translation of assets and liabilities denominated in
 foreign currencies                                       --            --             --         78,920            --
                                             ---------------------------------------------------------------------------------
 Net unrealized appreciation                     215,960,743    33,474,575    112,850,805    524,014,976   285,289,807
                                             ---------------------------------------------------------------------------------
Net realized and unrealized gains                230,026,015    40,424,201    162,679,827    657,932,008   255,784,194
                                             ---------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                $250,557,255   $41,467,437   $277,546,149 $1,232,841,665  $945,644,402
                                             =================================================================================



Statements of Changes in Net Assets
for the years ended September 30, 1997 and 1996


                                        Growth Fund                    DynaTech Fund                  Utilities Fund
                              ----------------------------------------------------------------------------------------------
                                    1997           1996              1997          1996              1997          1996
                              ----------------------------------------------------------------------------------------------
Increase (decrease) in
 net assets:
  Operations:
   Net investment
 income                         $ 20,531,240   $ 10,213,551      $ 1,043,236      $ 413,044     $ 114,866,322  $ 141,159,184
   Net realized gain from
 investments                      14,065,272     13,376,673        6,949,626      3,012,745        49,829,022    101,323,796
   Net unrealized appre-
 ciation (depreciation)
 on investments                  215,960,743    131,354,444       33,474,575      8,557,033       112,850,805    (76,822,756)
                              ----------------------------------------------------------------------------------------------
      Net increase in net
 assets resulting
 from operations                 250,557,255    154,944,668       41,467,437     11,982,822       277,546,149    165,660,224
Distributions to shareholders
 from:
  Net investment income:
   Class I                       (10,432,896)    (6,279,423)        (415,339)      (854,965)     (113,914,994)  (138,119,821)
   Class II                         (420,404)       (57,905)            (177)            --        (1,067,340)      (747,247)
   Advisor Class                          --             --               --             --          (277,630)            --
  Net realized gains:
   Class I                        (9,283,568)    (5,915,536)      (3,013,708)    (1,652,070)     (100,515,956)   (19,902,855)
   Class II                         (554,318)       (56,415)          (1,254)            --          (903,261)       (78,972)
Capital share transactions
 (Note 2):
  Class I                        202,804,236    167,861,410       45,863,685      2,045,538      (507,188,024)  (372,680,729)
  Class II                        58,785,996     36,380,327        3,078,539            199         1,602,454     11,740,921
  Advisor Class                   23,241,991             --               --             --         8,401,319             --
                              ----------------------------------------------------------------------------------------------
      Net increase
 (decrease) in
 net assets                      514,698,292    346,877,126       86,979,183     11,521,524      (436,317,283)  (354,128,479)
Net assets:
 Beginning of year             1,063,903,220    717,026,094      104,508,162     92,986,638     2,420,215,944  2,774,344,423
                              ----------------------------------------------------------------------------------------------
 End of year                  $1,578,601,512 $1,063,903,220     $191,487,345   $104,508,162    $1,983,898,661 $2,420,215,944
                              ----------------------------------------------------------------------------------------------
Ending undistributed net
 investment income included
 in net assets                  $ 19,890,444   $ 10,212,504      $ 1,031,642      $ 403,922       $ 8,991,193    $ 9,384,835
                              ==============================================================================================



                                                                             Income Fund           U.S. Government Securities Fund
                                                                 -------------------------------------------------------------------
                                                                         1997          1996              1997          1996
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                            $ 574,909,657  $ 521,625,487    $ 689,860,208  $ 767,312,081
  Net realized gain (loss) from investments and foreign currency
   transactions                                                      133,917,032     54,450,898      (29,505,613)   (50,886,927)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
   currencies                                                        524,014,976     12,739,334      285,289,807   (183,394,082)
                                                                 -------------------------------------------------------------------
      Net increase in net assets resulting from operations         1,232,841,665    588,815,719      945,644,402    533,031,072
Distributions to shareholders from:
 Net investment income:
  Class I                                                           (545,342,618)  (496,461,082)    (694,284,790)  (772,347,077)
  Class II                                                           (35,350,218)   (14,090,940)      (5,467,178)    (2,259,432)
  Advisor Class                                                         (498,714)            --         (363,656)            --
 Net realized gains:
  Class I                                                            (29,741,890)   (70,836,803)              --             --
  Class II                                                            (1,712,633)    (1,197,351)              --             --
Capital share transactions (Note 2):
 Class I                                                             382,416,473    888,950,957   (1,021,750,769)  (731,361,799)
 Class II                                                            308,632,125    276,676,397       60,845,500     46,777,619
 Advisor Class                                                        12,707,793             --       14,274,791             --
                                                                 -------------------------------------------------------------------
      Net increase (decrease) in net assets                        1,323,951,983  1,171,856,897     (701,101,700)  (926,159,617)
Net assets:
 Beginning of year                                                 7,123,467,254  5,951,610,357   10,187,140,255 11,113,299,872
                                                                 -------------------------------------------------------------------
 End of year                                                      $8,447,419,237 $7,123,467,254  $ 9,486,038,555 $10,187,140,255
                                                                 -------------------------------------------------------------------
Ending undistributed net investment income included
 in net assets                                                      $ 69,436,365   $ 34,315,598      $ 7,036,041    $ 17,291,457
                                                                 ===================================================================



                       See notes to financial statements.



Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of five series (the Funds). The Funds and their investment policies are:

Capital Growth    Growth and Income   Current Income
-------------------------------------------------------------------------
Growth Fund       Utilities Fund      U.S. Government Securities Fund
DynaTech Fund     Income Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Repurchase Agreement:

The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.


2. CAPITAL STOCK

Effective  September 16, 1996,  the Dynatech Fund offered two classes of shares:
Class I and Class II. Outstanding shares before that date were designated as Class I shares. Effective January 2, 1997, the Funds, except the Dynatech Fund, offered Advisor Class shares to qualified investors. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1997, there were 19 billion shares authorized ($0.01 par value), allocated to the Funds as follows:


                                                                                                          U.S. Government
                                            Growth Fund    DynaTech Fund   Utilities Fund   Income Fund   Securities Fund
                                        ---------------------------------------------------------------------------------
Class I                                     250,000,000     250,000,000      400,000,000   4,600,000,000    2,500,000,000
Class II                                    250,000,000     250,000,000      400,000,000   3,600,000,000    2,500,000,000
Advisor Class                             1,000,000,000              --    1,000,000,000   1,000,000,000    1,000,000,000

Transactions in the Funds' shares were as follows:

                                                                    Growth Fund                      DynaTech Fund
                                                            ------------------------------------------------------------
                                                               Shares        Amount              Shares        Amount
                                                            ------------------------------------------------------------
Class I Shares
1997
 Shares sold                                                19,647,652   $ 486,355,148         7,207,685   $118,420,191
 Shares issued in reinvestment of distributions                742,458      17,759,635           199,095      3,046,165
 Shares redeemed                                           (12,109,484)   (301,310,547)       (4,675,913)   (75,602,671)
                                                            ------------------------------------------------------------
 Net increase                                                8,280,626   $ 202,804,236         2,730,867   $ 45,863,685
                                                            ------------------------------------------------------------
1996
 Shares sold                                                14,573,392   $ 309,789,082         3,079,877   $ 39,604,883
 Shares issued in reinvestment of distributions                540,805      10,967,608           177,727      2,205,599
 Shares redeemed                                            (7,187,477)   (152,895,280)       (3,085,060)   (39,764,944)
                                                            ------------------------------------------------------------
 Net increase                                                7,926,720   $ 167,861,410           172,544    $ 2,045,538
                                                            ------------------------------------------------------------
Class II Shares
1997
 Shares sold                                                 3,570,458    $ 86,687,120           275,202    $ 4,648,946
 Shares issued in reinvestment of distributions                 38,528         914,269                94          1,430
 Shares redeemed                                            (1,139,059)    (28,815,393)          (90,332)    (1,571,837)
                                                            ------------------------------------------------------------
 Net increase                                                2,469,927    $ 58,785,996           184,964    $ 3,078,539
                                                            ------------------------------------------------------------
1996+
 Shares sold                                                 1,925,516    $ 41,102,731                14          $ 199
 Shares issued in reinvestment of distributions                  4,957         100,242                --             --
 Shares redeemed                                              (224,665)     (4,822,646)               --             --
                                                            ------------------------------------------------------------
 Net increase                                                1,705,808    $ 36,380,327                14          $ 199
                                                            ------------------------------------------------------------


2. CAPITAL STOCK (cont.)


                                                                     Growth Fund
                                                            ----------------------------
                                                               Shares         Amount
                                                            ----------------------------
Advisor Class Shares
1997++
 Shares sold                                                 1,309,960    $ 32,540,802
 Shares issued in reinvestment of distributions                     --              --
 Shares redeemed                                              (358,029)     (9,298,811)
                                                            ----------------------------
 Net increase                                                  951,931    $ 23,241,991
                                                            ============================


                                 Utilities Fund                     Income Fund             U.S. Government Securities Fund
                         ----------------------------------------------------------------------------------------------------------
                             Shares        Amount              Shares       Amount              Shares        Amount
Class I Shares
1997
 Shares sold              12,100,694   $ 117,393,777        538,060,045  $ 1,275,083,285      78,194,660     $ 530,758,896
 Shares issued in
reinvestment of
distributions             17,222,762     165,255,047        145,251,547      342,526,929       47,930,052      324,058,840
 Shares redeemed         (81,440,706)   (789,836,848)      (520,661,763)  (1,235,193,741)    (276,583,345)  (1,876,568,505)
                         ----------------------------------------------------------------------------------------------------------
 Net increase
(decrease)               (52,117,250)  $(507,188,024)       162,649,829   $  382,416,473     (150,458,633) $(1,021,750,769)
                         ==========================================================================================================
1996
 Shares sold              21,426,300   $ 215,939,345        642,104,925   $1,473,287,913       85,184,579    $ 579,402,859
 Shares issued in
reinvestment of
distributions             11,952,242     118,303,240        150,894,313      344,863,416       51,937,467      352,406,036
 Shares redeemed         (70,389,767)   (706,923,314)      (405,681,073)    (929,200,372)    (245,065,339)  (1,663,170,694)
                         ----------------------------------------------------------------------------------------------------------
 Net increase
(decrease)               (37,011,225)  $(372,680,729)       387,318,165    $ 888,950,957     (107,943,293)  $ (731,361,799)
                         ==========================================================================================================
Class II Shares:
1997
 Shares sold                 853,797     $ 8,267,730        151,188,247    $ 359,348,533       11,765,224     $ 79,728,970
 Shares issued in
reinvestment of
distributions                164,131       1,574,635          9,605,212       22,720,777          527,102        3,558,535
 Shares redeemed            (854,260)     (8,239,911)       (30,837,863)     (73,437,185)      (3,311,245)     (22,442,005)
                         ----------------------------------------------------------------------------------------------------------
 Net increase                163,668    $  1,602,454        129,955,596    $ 308,632,125        8,981,081     $ 60,845,500
                         ==========================================================================================================
1996
 Shares sold               1,459,417   $  14,693,105        126,159,539    $ 289,827,410        7,668,930     $ 51,954,655
 Shares issued in
reinvestment of
distributions                 67,296         663,744          4,108,044        9,379,710          212,412        1,428,321
 Shares redeemed            (363,584)     (3,615,929)        (9,852,944)     (22,530,723)        (982,730)      (6,605,357)
                         ----------------------------------------------------------------------------------------------------------
 Net increase              1,163,129   $  11,740,920        120,414,639    $ 276,676,397        6,898,612     $ 46,777,619
                         ==========================================================================================================
Advisor Class Shares
1997++
 Shares sold               1,303,704    $ 12,598,164        $ 5,630,896     $ 13,341,229        2,433,391     $ 16,553,387
 Shares issued in
reinvestment of
distributions                 23,787         228,226            198,471          470,649           40,139          272,353
 Shares redeemed            (458,724)     (4,425,071)          (463,157)      (1,104,085)        (375,540)      (2,550,949)
                         ----------------------------------------------------------------------------------------------------------
 Net increase                868,767     $ 8,401,319          5,366,210     $ 12,707,793        2,097,990     $ 14,274,791
                         ==========================================================================================================


+For the period September 16, 1996 to September 30, 1996 for the DynaTech Fund. ++For the period January 2, 1997 to September 30, 1997 for the Advisor Class of shares.


3. INCOME TAXES

At September 30, 1997, the U.S. Government Securities Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                   U.S. Government
                                                   Securities Fund
                                                 -------------------
Capital loss carryovers expiring in: 1998            $ 74,910,973
1999                                                   67,082,683
2002                                                  111,364,839
2003                                                    3,698,366
2004                                                   57,539,178
2005                                                   50,163,272
                                                  ------------------
                                                     $364,759,311
                                                  ==================


At September 30, 1997, the U.S. Government Securities Fund has deferred capital losses occurring subsequent to October 31, 1996 of $26,936,338. For tax purposes, such losses will be reflected in the year ending September 30, 1998.

At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes were as follows:


                                                                                                             U.S. Government
                                              Growth Fund   DynaTech Fund   Utilities Fund   Income Fund     Securities Fund
                                             ---------------------------------------------------------------------------------------
Investments at cost                           $946,892,952  $103,904,541    $1,740,866,691  $7,565,117,585   $9,275,272,398
                                             =======================================================================================
Unrealized appreciation                        636,362,182    87,927,057       276,918,447     952,185,112      228,149,762
Unrealized depreciation                         (4,121,669)   (1,084,442)      (62,796,275)   (208,795,117)     (48,214,312)
                                             ---------------------------------------------------------------------------------------
Net unrealized appreciation                   $632,240,513  $ 86,842,615     $ 214,122,172   $ 743,389,995    $ 179,935,450
                                             =======================================================================================


On September 30, 1997, the U.S. Government Securities Fund had expired capital loss carryovers of $92,974,800, which were reclassified to paid-in capital.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1997 were as follows:

                                                                                     U.S. Government
                     Growth Fund    DynaTech Fund   Utilities Fund   Income Fund     Securities Fund
                    --------------------------------------------------------------------------------
Purchases           $16,813,002     $ 5,686,527     $154,865,918     $1,818,477,788    $ 166,498,741
Sales               $41,064,242     $14,415,668     $708,395,259     $1,163,969,287   $1,223,668,692


5. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.



5. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate     Month End Net Assets
     ---------------------------------------------------------------------------
         0.625%      First $100 million
         0.500%      Over $100 million, up to and including $250 million
         0.450%      Over $250 million, up to and including $10 billion
         0.440%      Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion.

The Income, Utilities and U.S. Government Securities Funds reimburse Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares. The Growth and DynaTech Funds reimburse Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                                                                            U.S. Government
                                           Growth Fund    DynaTech Fund    Utilities Fund    Income Fund    Securities Fund
                                        -----------------------------------------------------------------------------------
Net commissions received (paid)            $(638,760)       $6,197           $ 3,400         $(2,163,815)     $(540,705)
Contingent deferred sales charges           $ 47,529        $1,344           $19,661           $ 293,033       $ 56,854

During the year ended September 30, 1997, legal fees of $74,098 were paid to a law firm in which an officer of the Company is a partner.


6. RESTRICTED SECURITIES


The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held in the Funds at September 30, 1997 are as follows:

     Shares/
     Warrants        Issuer                                                Acquisition Date     Cost              Value
     -------------------------------------------------------------------------------------------------------------------------
     Income Fund
     2,097,122      Bibb Co.                                                    9/27/96     $29,681,742        $ 15,728,415
     1,281,869      Boardwalk Casino, Inc., Warrants                            4/12/95       2,643,855           1,874,092
     1,600,000      CMS Energy Trust I, 7.75%, cvt. pfd.                        6/18/97      80,000,000          87,059,520
        59,258      Jewel Recovery, L.P.                                        7/30/93          42,074              28,444
                                                                                                              -------------
Total Restricted Securities Held in the Income Fund (1.24% of Net Assets)                                      $104,690,471
                                                                                                              =============
     Utilities Fund
       705,000      CMS Energy Trust I, 7.75%, cvt. pfd. (1.93% of Net Assets)  6/18/97      35,250,000        $ 38,360,601
                                                                                                              =============
     Growth Fund
       115,100      FRM Nexus (0.00% of Net Assets)                            8/1/89           421,013               $ 115
                                                                                                              =============


7. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 37.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1997, the Income Fund held one defaulted security with a value of $19,750,000 representing 0.2% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


7. CREDIT RISK AND DEFAULTED SECURITIES (cont.)

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide estimates for losses on interest receivable.

The Utilities  Fund has  investments in excess of 10% of its total net assets in
the  Utilities   industry.   Such  concentration  may  subject  the  Funds  more
significantly to economic changes occurring within that industry.


8. OTHER CONSIDERATIONS

Advisers, as the Funds' manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committees for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Funds' manager has not nor does it intend to sell any of its holdings in these securities while in possession of this information.


Report of Independent Accountants
To the Shareholders and Board of Directors of Franklin Custodian Funds:

We have audited the accompanying statements of assets and liabilities of the five Funds comprising the Franklin Custodian Funds, Inc. including each Fund's statement of investments, as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the five Funds comprising the Franklin Custodian Funds, Inc. as of September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
October 28, 1997



Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the ordinary income dividends as income qualifying the dividends received deduction for the fiscal year ended September 30, 1997 as follows:

Growth Fund 100.00%         DynaTech Fund 100.00%
Utilities Fund 91.13%       Income Fund 25.98%










Franklin Custodian Funds Annual Report September 30, 1997


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the Franklin Growth Fund - Class I shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.


  Period Ending         Fund                Index
      10/1/1987        $9,550               $10,000
     10/31/1987        $8,525                $7,846
     11/30/1987        $7,918                $7,199
     12/31/1987        $8,650                $7,747
      1/31/1988        $8,798                $8,074
      2/29/1988        $9,268                $8,450
      3/31/1988        $9,062                $8,189
      4/30/1988        $9,086                $8,280
      5/31/1988        $9,005                $8,351
      6/30/1988        $9,479                $8,734
      7/31/1988        $9,335                $8,701
      8/31/1988        $8,904                $8,405
      9/30/1988        $9,244                $8,763
     10/31/1988        $9,345                $9,007
     11/30/1988        $9,263                $8,878
     12/31/1988        $9,440                $9,033
      1/31/1989       $10,054                $9,695
      2/28/1989        $9,823                $9,453
      3/31/1989        $9,917                $9,673
      4/30/1989       $10,432               $10,175
      5/31/1989       $10,658               $10,588
      6/30/1989       $10,545               $10,527
      7/31/1989       $11,394               $11,478
      8/31/1989       $11,817               $11,703
      9/30/1989       $11,753               $11,655
     10/31/1989       $11,345               $11,384
     11/30/1989       $11,483               $11,617
     12/31/1989       $11,686               $11,895
      1/31/1990       $11,158               $11,097
      2/28/1990       $11,315               $11,240
      3/31/1990       $11,681               $11,538
      4/30/1990       $11,610               $11,251
      5/31/1990       $12,465               $12,348
      6/30/1990       $12,459               $12,265
      7/31/1990       $12,363               $12,226
      8/31/1990       $11,275               $11,121
      9/30/1990       $10,873               $10,579
     10/31/1990       $10,873               $10,534
     11/30/1990       $11,514               $11,214
     12/31/1990       $11,929               $11,527
      1/31/1991       $12,626               $12,030
      2/28/1991       $13,495               $12,890
      3/31/1991       $13,610               $13,202
      4/30/1991       $13,688               $13,233
      5/31/1991       $14,188               $13,804
      6/30/1991       $13,579               $13,171
      7/31/1991       $14,052               $13,785
      8/31/1991       $14,240               $14,112
      9/30/1991       $14,000               $13,876
     10/31/1991       $14,302               $14,062
     11/30/1991       $13,823               $13,496
     12/31/1991       $15,115               $15,039
      1/31/1992       $14,969               $14,760
      2/29/1992       $15,228               $14,950
      3/31/1992       $14,850               $14,659
      4/30/1992       $14,915               $15,090
      5/31/1992       $14,828               $15,163
      6/30/1992       $14,525               $14,938
      7/31/1992       $14,882               $15,548
      8/31/1992       $14,558               $15,230
      9/30/1992       $14,817               $15,408
     10/31/1992       $15,001               $15,460
     11/30/1992       $15,358               $15,986
     12/31/1992       $15,563               $16,183
      1/31/1993       $15,397               $16,319
      2/28/1993       $15,188               $16,540
      3/31/1993       $15,420               $16,889
      4/30/1993       $15,464               $16,481
      5/31/1993       $15,849               $16,921
      6/30/1993       $15,519               $16,970
      7/31/1993       $15,331               $16,902
      8/31/1993       $15,860               $17,543
      9/30/1993       $15,695               $17,407
     10/31/1993       $16,179               $17,768
     11/30/1993       $16,213               $17,599
     12/31/1993       $16,668               $17,812
      1/31/1994       $16,905               $18,418
      2/28/1994       $16,397               $17,918
      3/31/1994       $15,583               $17,137
      4/30/1994       $15,911               $17,357
      5/31/1994       $16,182               $17,641
      6/30/1994       $16,058               $17,209
      7/31/1994       $16,510               $17,773
      8/31/1994       $17,357               $18,502
      9/30/1994       $16,905               $18,051
     10/31/1994       $17,256               $18,457
     11/30/1994       $16,804               $17,785
     12/31/1994       $17,155               $18,048
      1/31/1995       $17,418               $18,516
      2/28/1995       $18,127               $19,238
      3/31/1995       $18,767               $19,805
      4/30/1995       $19,305               $20,388
      5/31/1995       $19,728               $21,203
      6/30/1995       $20,494               $21,695
      7/31/1995       $21,512               $22,415
      8/31/1995       $21,478               $22,471
      9/30/1995       $22,164               $23,420
     10/31/1995       $22,290               $23,335
     11/30/1995       $23,548               $24,360
     12/31/1995       $23,743               $24,830
      1/31/1996       $24,428               $25,674
      2/29/1996       $24,951               $25,913
      3/31/1996       $25,044               $26,162
      4/30/1996       $25,555               $26,546
      5/31/1996       $26,043               $27,231
      6/30/1996       $25,857               $27,335
      7/31/1996       $24,521               $26,126
      8/31/1996       $25,207               $26,678
      9/30/1996       $26,531               $28,180
     10/31/1996       $26,601               $28,957
     11/30/1996       $28,273               $31,146
     12/31/1996       $27,704               $30,530
      1/31/1997       $28,402               $32,438
      2/28/1997       $28,461               $32,691
      3/31/1997       $27,752               $31,347
      4/30/1997       $28,745               $33,219
      5/31/1997       $30,329               $35,242
      6/30/1997       $30,897               $36,821
      7/31/1997       $32,127               $39,752
      8/31/1997       $31,051               $37,525
      9/30/1997       $32,032               $39,582

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Growth Fund - Class II shares to that of the S&P 500, based on a $10,000 investment from 5/1/95 to 9/30/97.

Period Ending            Fund              Index
         5/1/1995       $9,900             $10,000
        5/31/1995      $10,135             $10,400
        6/30/1995      $10,517             $10,641
        7/31/1995      $11,040             $10,995
        8/31/1995      $11,011             $11,022
        9/30/1995      $11,357             $11,487
       10/31/1995      $11,410             $11,446
       11/30/1995      $12,051             $11,948
       12/31/1995      $12,142             $12,179
        1/31/1996      $12,482             $12,593
        2/29/1996      $12,744             $12,710
        3/31/1996      $12,786             $12,832
        4/30/1996      $13,037             $13,021
        5/31/1996      $13,281             $13,357
        6/30/1996      $13,180             $13,407
        7/31/1996      $12,488             $12,815
        8/31/1996      $12,828             $13,085
        9/30/1996      $13,496             $13,822
       10/31/1996      $13,526             $14,203
       11/30/1996      $14,367             $15,277
       12/31/1996      $14,068             $14,975
        1/31/1997      $14,407             $15,911
        2/28/1997      $14,431             $16,035
        3/31/1997      $14,061             $15,376
        4/30/1997      $14,558             $16,294
        5/31/1997      $15,351             $17,286
        6/30/1997      $15,624             $18,060
        7/31/1997      $16,242             $19,498
        8/31/1997      $15,678             $18,406
        9/30/1997      $16,169             $19,415

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Growth Fund - Advisor Class shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.


   Period Ending        Fund                Index
    10/1/1987           $10,000             $10,000
    10/31/1987           $8,927              $7,846
    11/30/1987           $8,292              $7,199
    12/31/1987           $9,058              $7,747
     1/31/1988           $9,213              $8,074
     2/29/1988           $9,705              $8,450
     3/31/1988           $9,489              $8,189
     4/30/1988           $9,515              $8,280
     5/31/1988           $9,429              $8,351
     6/30/1988           $9,926              $8,734
     7/31/1988           $9,776              $8,701
     8/31/1988           $9,324              $8,405
     9/30/1988           $9,680              $8,763
    10/31/1988           $9,786              $9,007
    11/30/1988           $9,700              $8,878
    12/31/1988           $9,886              $9,033
     1/31/1989          $10,528              $9,695
     2/28/1989          $10,287              $9,453
     3/31/1989          $10,384              $9,673
     4/30/1989          $10,924             $10,175
     5/31/1989          $11,161             $10,588
     6/30/1989          $11,042             $10,527
     7/31/1989          $11,932             $11,478
     8/31/1989          $12,374             $11,703
     9/30/1989          $12,307             $11,655
    10/31/1989          $11,880             $11,384
    11/30/1989          $12,024             $11,617
    12/31/1989          $12,238             $11,895
     1/31/1990          $11,684             $11,097
     2/28/1990          $11,849             $11,240
     3/31/1990          $12,232             $11,538
     4/30/1990          $12,158             $11,251
     5/31/1990          $13,052             $12,348
     6/30/1990          $13,047             $12,265
     7/31/1990          $12,946             $12,226
     8/31/1990          $11,806             $11,121
     9/30/1990          $11,386             $10,579
    10/31/1990          $11,386             $10,534
    11/30/1990          $12,057             $11,214
    12/31/1990          $12,491             $11,527
     1/31/1991          $13,222             $12,030
     2/28/1991          $14,132             $12,890
     3/31/1991          $14,252             $13,202
     4/30/1991          $14,334             $13,233
     5/31/1991          $14,857             $13,804
     6/30/1991          $14,219             $13,171
     7/31/1991          $14,715             $13,785
     8/31/1991          $14,911             $14,112
     9/30/1991          $14,661             $13,876
    10/31/1991          $14,977             $14,062
    11/30/1991          $14,475             $13,496
    12/31/1991          $15,828             $15,039
     1/31/1992          $15,675             $14,760
     2/29/1992          $15,947             $14,950
     3/31/1992          $15,550             $14,659
     4/30/1992          $15,618             $15,090
     5/31/1992          $15,528             $15,163
     6/30/1992          $15,210             $14,938
     7/31/1992          $15,584             $15,548
     8/31/1992          $15,244             $15,230
     9/30/1992          $15,516             $15,408
    10/31/1992          $15,709             $15,460
    11/30/1992          $16,083             $15,986
    12/31/1992          $16,297             $16,183
     1/31/1993          $16,124             $16,319
     2/28/1993          $15,905             $16,540
     3/31/1993          $16,147             $16,889
     4/30/1993          $16,193             $16,481
     5/31/1993          $16,597             $16,921
     6/30/1993          $16,251             $16,970
     7/31/1993          $16,054             $16,902
     8/31/1993          $16,608             $17,543
     9/30/1993          $16,435             $17,407
    10/31/1993          $16,943             $17,768
    11/30/1993          $16,977             $17,599
    12/31/1993          $17,454             $17,812
     1/31/1994          $17,703             $18,418
     2/28/1994          $17,170             $17,918
     3/31/1994          $16,318             $17,137
     4/30/1994          $16,661             $17,357
     5/31/1994          $16,945             $17,641
     6/30/1994          $16,815             $17,209
     7/31/1994          $17,289             $17,773
     8/31/1994          $18,176             $18,502
     9/30/1994          $17,703             $18,051
    10/31/1994          $18,070             $18,457
    11/30/1994          $17,596             $17,785
    12/31/1994          $17,964             $18,048
     1/31/1995          $18,239             $18,516
     2/28/1995          $18,982             $19,238
     3/31/1995          $19,652             $19,805
     4/30/1995          $20,215             $20,388
     5/31/1995          $20,658             $21,203
     6/30/1995          $21,461             $21,695
     7/31/1995          $22,527             $22,415
     8/31/1995          $22,491             $22,471
     9/30/1995          $23,209             $23,420
    10/31/1995          $23,341             $23,335
    11/30/1995          $24,658             $24,360
    12/31/1995          $24,863             $24,830
     1/31/1996          $25,580             $25,674
     2/29/1996          $26,128             $25,913
     3/31/1996          $26,225             $26,162
     4/30/1996          $26,760             $26,546
     5/31/1996          $27,271             $27,231
     6/30/1996          $27,077             $27,335
     7/31/1996          $25,678             $26,126
     8/31/1996          $26,395             $26,678
     9/30/1996          $27,782             $28,180
    10/31/1996          $27,855             $28,957
    11/30/1996          $29,607             $31,146
    12/31/1996          $29,011             $30,530
     1/31/1997          $29,742             $32,438
     2/28/1997          $29,816             $32,691
     3/31/1997          $29,086             $31,347
     4/30/1997          $30,126             $33,219
     5/31/1997          $31,785             $35,242
     6/30/1997          $32,379             $36,821
     7/31/1997          $33,679             $39,752
     8/31/1997          $32,553             $37,525
     9/30/1997          $33,592             $39,582

GRAPHIC MATERIAL (4)

This chart shows in pie format the fund's portfolio breakdown by type of security as a percentage of the fund's total net assets.



Portfolio Breakdown
Utilities Stocks                                          78.5%
Utilities Bonds                                           13.6%
Convertible Securities                                     5.3%
Short-term Obligations & Other Net Assets    2.6%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund - Class I shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.

          Period Ending     Fund                Index
           10/1/1987        $9,578              $10,000
          10/31/1987        $9,318               $7,846
          11/30/1987        $9,057               $7,199
          12/31/1987        $9,104               $7,747
           1/31/1988       $10,041               $8,074
           2/29/1988        $9,775               $8,450
           3/31/1988        $9,454               $8,189
           4/30/1988        $9,415               $8,280
           5/31/1988        $9,750               $8,351
           6/30/1988        $9,919               $8,734
           7/31/1988        $9,827               $8,701
           8/31/1988        $9,775               $8,405
           9/30/1988        $9,995               $8,763
          10/31/1988       $10,169               $9,007
          11/30/1988       $10,062               $8,878
          12/31/1988       $10,163               $9,033
           1/31/1989       $10,314               $9,695
           2/28/1989       $10,122               $9,453
           3/31/1989       $10,129               $9,673
           4/30/1989       $10,394              $10,175
           5/31/1989       $10,895              $10,588
           6/30/1989       $11,167              $10,527
           7/31/1989       $11,876              $11,478
           8/31/1989       $11,649              $11,703
           9/30/1989       $11,700              $11,655
          10/31/1989       $11,844              $11,384
          11/30/1989       $12,191              $11,617
          12/31/1989       $12,789              $11,895
           1/31/1990       $12,186              $11,097
           2/28/1990       $12,259              $11,240
           3/31/1990       $12,162              $11,538
           4/30/1990       $11,608              $11,251
           5/31/1990       $12,192              $12,348
           6/30/1990       $12,289              $12,265
           7/31/1990       $12,396              $12,226
           8/31/1990       $11,679              $11,121
           9/30/1990       $11,624              $10,579
          10/31/1990       $12,432              $10,534
          11/30/1990       $12,665              $11,214
          12/31/1990       $12,838              $11,527
           1/31/1991       $12,711              $12,030
           2/28/1991       $13,186              $12,890
           3/31/1991       $13,375              $13,202
           4/30/1991       $13,487              $13,233
           5/31/1991       $13,439              $13,804
           6/30/1991       $13,335              $13,171
           7/31/1991       $13,827              $13,785
           8/31/1991       $14,188              $14,112
           9/30/1991       $14,706              $13,876
          10/31/1991       $14,889              $14,062
          11/30/1991       $15,207              $13,496
          12/31/1991       $15,942              $15,039
           1/31/1992       $15,298              $14,760
           2/29/1992       $15,264              $14,950
           3/31/1992       $15,195              $14,659
           4/30/1992       $15,574              $15,090
           5/31/1992       $15,970              $15,163
           6/30/1992       $16,177              $14,938
           7/31/1992       $17,034              $15,548
           8/31/1992       $16,982              $15,230
           9/30/1992       $17,084              $15,408
          10/31/1992       $16,907              $15,460
          11/30/1992       $16,925              $15,986
          12/31/1992       $17,390              $16,183
           1/31/1993       $17,714              $16,319
           2/28/1993       $18,668              $16,540
           3/31/1993       $18,810              $16,889
           4/30/1993       $18,810              $16,481
           5/31/1993       $18,792              $16,921
           6/30/1993       $19,249              $16,970
           7/31/1993       $19,656              $16,902
           8/31/1993       $20,248              $17,543
           9/30/1993       $20,174              $17,407
          10/31/1993       $20,061              $17,768
          11/30/1993       $19,144              $17,599
          12/31/1993       $19,394              $17,812
           1/31/1994       $19,013              $18,418
           2/28/1994       $18,081              $17,918
           3/31/1994       $17,464              $17,137
           4/30/1994       $17,715              $17,357
           5/31/1994       $16,731              $17,641
           6/30/1994       $16,182              $17,209
           7/31/1994       $16,906              $17,773
           8/31/1994       $17,004              $18,502
           9/30/1994       $16,573              $18,051
          10/31/1994       $16,871              $18,457
          11/30/1994       $17,070              $17,785
          12/31/1994       $17,127              $18,048
           1/31/1995       $18,138              $18,516
           2/28/1995       $18,118              $19,238
           3/31/1995       $17,856              $19,805
           4/30/1995       $18,246              $20,388
           5/31/1995       $19,293              $21,203
           6/30/1995       $19,296              $21,695
           7/31/1995       $19,233              $22,415
           8/31/1995       $19,525              $22,471
           9/30/1995       $20,582              $23,420
          10/31/1995       $21,004              $23,335
          11/30/1995       $21,342              $24,360
          12/31/1995       $22,381              $24,830
           1/31/1996       $22,747              $25,674
           2/29/1996       $22,166              $25,913
           3/31/1996       $22,145              $26,162
           4/30/1996       $21,403              $26,546
           5/31/1996       $21,643              $27,231
           6/30/1996       $22,796              $27,335
           7/31/1996       $21,536              $26,126
           8/31/1996       $21,846              $26,678
           9/30/1996       $21,805              $28,180
          10/31/1996       $22,522              $28,957
          11/30/1996       $22,836              $31,146
          12/31/1996       $22,835              $30,530
           1/31/1997       $22,954              $32,438
           2/28/1997       $23,144              $32,691
           3/31/1997       $22,497              $31,347
           4/30/1997       $22,329              $33,219
           5/31/1997       $23,026              $35,242
           6/30/1997       $23,784              $36,821
           7/31/1997       $24,345              $39,752
           8/31/1997       $23,809              $37,525
           9/30/1997       $24,797              $39,582

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund - Class II shares to that of the S&P 500, based on a $10,000 investment from 5/1/95 to 9/30/97.


Period Ending         Fund                  Index
        5/1/1995        $9,899              $10,000
       5/31/1995       $10,492              $10,400
       6/30/1995       $10,500              $10,641
       7/31/1995       $10,454              $10,995
       8/31/1995       $10,613              $11,022
       9/30/1995       $11,188              $11,487
      10/31/1995       $11,406              $11,446
      11/30/1995       $11,578              $11,948
      12/31/1995       $12,150              $12,179
       1/31/1996       $12,325              $12,593
       2/29/1996       $12,021              $12,710
       3/31/1996       $12,005              $12,832
       4/30/1996       $11,603              $13,021
       5/31/1996       $11,721              $13,357
       6/30/1996       $12,331              $13,407
       7/31/1996       $11,648              $12,815
       8/31/1996       $11,816              $13,085
       9/30/1996       $11,791              $13,822
      10/31/1996       $12,167              $14,203
      11/30/1996       $12,337              $15,277
      12/31/1996       $12,333              $14,975
       1/31/1997       $12,397              $15,911
       2/28/1997       $12,487              $16,035
       3/31/1997       $12,125              $15,376
       4/30/1997       $12,034              $16,294
       5/31/1997       $12,398              $17,286
       6/30/1997       $12,804              $18,060
       7/31/1997       $13,106              $19,498
       8/31/1997       $12,804              $18,406
       9/30/1997       $13,331              $19,415


GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund - Advisor Class shares to that of the S&P 500, based on a $10,000 investment from 10/1/87 to 9/30/97.

        Period Ending   Fund          Index
         10/1/1987     $10,000           $10,000
        10/30/1987      $9,728            $7,846
        11/30/1987      $9,456            $7,199
        12/31/1987      $9,505            $7,747
         1/29/1988     $10,483            $8,074
         2/29/1988     $10,205            $8,450
         3/31/1988      $9,870            $8,189
         4/29/1988      $9,830            $8,280
         5/31/1988     $10,180            $8,351
         6/30/1988     $10,356            $8,734
         7/29/1988     $10,260            $8,701
         8/31/1988     $10,205            $8,405
         9/30/1988     $10,435            $8,763
        10/31/1988     $10,617            $9,007
        11/30/1988     $10,505            $8,878
        12/30/1988     $10,611            $9,033
         1/31/1989     $10,768            $9,695
         2/28/1989     $10,568            $9,453
         3/31/1989     $10,575            $9,673
         4/28/1989     $10,851           $10,175
         5/31/1989     $11,375           $10,588
         6/30/1989     $11,659           $10,527
         7/31/1989     $12,399           $11,478
         8/31/1989     $12,162           $11,703
         9/29/1989     $12,215           $11,655
        10/31/1989     $12,366           $11,384
        11/30/1989     $12,728           $11,617
        12/29/1989     $13,352           $11,895
         1/31/1990     $12,722           $11,097
         2/28/1990     $12,799           $11,240
         3/30/1990     $12,697           $11,538
         4/30/1990     $12,119           $11,251
         5/31/1990     $12,729           $12,348
         6/29/1990     $12,830           $12,265
         7/31/1990     $12,942           $12,226
         8/31/1990     $12,194           $11,121
         9/28/1990     $12,136           $10,579
        10/31/1990     $12,980           $10,534
        11/30/1990     $13,223           $11,214
        12/31/1990     $13,403           $11,527
         1/31/1991     $13,271           $12,030
         2/28/1991     $13,767           $12,890
         3/29/1991     $13,964           $13,202
         4/30/1991     $14,081           $13,233
         5/31/1991     $14,031           $13,804
         6/28/1991     $13,922           $13,171
         7/31/1991     $14,436           $13,785
         8/30/1991     $14,813           $14,112
         9/30/1991     $15,354           $13,876
        10/31/1991     $15,545           $14,062
        11/29/1991     $15,876           $13,496
        12/31/1991     $16,644           $15,039
         1/31/1992     $15,971           $14,760
         2/28/1992     $15,936           $14,950
         3/31/1992     $15,864           $14,659
         4/30/1992     $16,260           $15,090
         5/29/1992     $16,673           $15,163
         6/30/1992     $16,890           $14,938
         7/31/1992     $17,784           $15,548
         8/31/1992     $17,729           $15,230
         9/30/1992     $17,837           $15,408
        10/30/1992     $17,651           $15,460
        11/30/1992     $17,670           $15,986
        12/31/1992     $18,156           $16,183
         1/29/1993     $18,494           $16,319
         2/26/1993     $19,490           $16,540
         3/31/1993     $19,639           $16,889
         4/30/1993     $19,639           $16,481
         5/31/1993     $19,620           $16,921
         6/30/1993     $20,097           $16,970
         7/30/1993     $20,522           $16,902
         8/31/1993     $21,140           $17,543
         9/30/1993     $21,062           $17,407
        10/29/1993     $20,945           $17,768
        11/30/1993     $19,988           $17,599
        12/31/1993     $20,248           $17,812
         1/31/1994     $19,850           $18,418
         2/28/1994     $18,877           $17,918
         3/31/1994     $18,233           $17,137
         4/29/1994     $18,495           $17,357
         5/31/1994     $17,467           $17,641
         6/30/1994     $16,894           $17,209
         7/29/1994     $17,651           $17,773
         8/31/1994     $17,753           $18,502
         9/30/1994     $17,303           $18,051
        10/31/1994     $17,614           $18,457
        11/30/1994     $17,822           $17,785
        12/30/1994     $17,881           $18,048
         1/31/1995     $18,937           $18,516
         2/28/1995     $18,916           $19,238
         3/31/1995     $18,643           $19,805
         4/28/1995     $19,050           $20,388
         5/31/1995     $20,143           $21,203
         6/30/1995     $20,146           $21,695
         7/31/1995     $20,080           $22,415
         8/31/1995     $20,385           $22,471
         9/29/1995     $21,488           $23,420
        10/31/1995     $21,929           $23,335
        11/30/1995     $22,282           $24,360
        12/29/1995     $23,367           $24,830
         1/31/1996     $23,749           $25,674
         2/29/1996     $23,142           $25,913
         3/29/1996     $23,120           $26,162
         4/30/1996     $22,346           $26,546
         5/31/1996     $22,596           $27,231
         6/28/1996     $23,800           $27,335
         7/31/1996     $22,484           $26,126
         8/30/1996     $22,808           $26,678
         9/30/1996     $22,765           $28,180
        10/31/1996     $23,514           $28,957
        11/29/1996     $23,842           $31,146
        12/31/1996     $23,841           $30,530
         1/31/1997     $23,965           $32,438
         2/28/1997     $24,163           $32,691
         3/31/1997     $23,496           $31,347
         4/30/1997     $23,320           $33,219
         5/30/1997     $24,048           $35,242
         6/30/1997     $24,848           $36,821
         7/31/1997     $25,434           $39,752
         8/29/1997     $24,848           $37,525
         9/30/1997     $25,915           $39,582

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin Income Fund - Class I shares to that of the S&P 500, Lehman Brothers Intermediate Government Bond Index, and the Lipper Income Average, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending         Fund          Index                Index              Index
      10/1/1987       $9,569            $10,000          $10,000           $10,000
     12/31/1987       $9,432            $7,747           $10,584            $9,371
      3/31/1988       $9,901            $8,188           $10,963            $9,875
      6/30/1988      $10,114            $8,733           $11,071           $10,125
      9/30/1988      $10,185            $8,763           $11,278           $10,284
     12/31/1988      $10,262            $9,034           $11,387           $10,406
      3/31/1989      $10,586            $9,674           $11,511           $10,753
      6/30/1989      $11,186           $10,528           $12,436           $11,345
      9/30/1989      $11,370           $11,656           $12,553           $11,798
     12/31/1989      $11,562           $11,896           $13,006           $11,958
      3/31/1990      $11,307           $11,538           $12,858           $11,767
      6/30/1990      $11,692           $12,264           $13,321           $12,123
      9/30/1990      $10,689           $10,579           $13,401           $11,465
     12/31/1990      $10,548           $11,526           $14,084           $11,975
      3/31/1991      $12,306           $13,201           $14,463           $13,013
      6/30/1991      $13,058           $13,171           $14,682           $13,244
      9/30/1991      $14,241           $13,876           $15,526           $14,156
     12/31/1991      $14,888           $15,038           $16,353           $14,936
      3/31/1992      $15,884           $14,658           $16,108           $15,092
      6/30/1992      $16,687           $14,936           $16,762           $15,539
      9/30/1992      $16,981           $15,407           $17,580           $16,089
     12/31/1992      $17,157           $16,182           $17,592           $16,401
      3/31/1993      $18,530           $16,889           $18,412           $17,241
      6/30/1993      $19,373           $16,972           $18,966           $17,627
      9/30/1993      $20,229           $17,410           $19,596           $18,198
     12/31/1993      $20,852           $17,813           $19,539           $18,388
      3/31/1994      $19,775           $17,138           $18,924           $17,823
      6/30/1994      $19,468           $17,210           $18,689           $17,745
      9/30/1994      $19,956           $18,052           $18,783           $18,107
     12/31/1994      $19,523           $18,048           $18,852           $17,859
      3/31/1995      $20,325           $19,806           $19,791           $18,853
      6/30/1995      $21,815           $21,698           $21,073           $19,986
      9/30/1995      $22,750           $23,423           $21,476           $20,928
     12/31/1995      $23,680           $24,833           $22,477           $21,868
      3/31/1996      $23,827           $26,166           $21,951           $22,287
      6/30/1996      $24,515           $27,341           $22,054           $22,693
      9/30/1996      $24,895           $28,186           $22,444           $23,138
     12/31/1996      $26,154           $30,537           $23,131           $24,230
      3/31/1997      $26,203           $31,355           $22,932           $24,218
      6/30/1997      $27,749           $36,830           $23,764           $26,121
      9/30/1997      $29,206           $39,582           $24,599           $27,694

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Income Fund - Class II shares to that of the S&P 500, Lehman Brothers Intermediate Government Bond Index, and the Lipper Income Average, based on a $10,000 investment from 5/1/95 to 9/30/97.

Period Ending       Fund              Index            Index             Index
      5/1/1995       $9,909          $10,000           $10,000           $10,000
     6/30/1995      $10,338          $10,641           $10,502           $10,403
     9/30/1995      $10,771          $11,487           $10,703           $10,893
    12/31/1995      $11,197          $12,178           $11,201           $11,382
     3/31/1996      $11,301          $12,832           $10,939           $11,601
     6/30/1996      $11,561          $13,409           $10,991           $11,812
     9/30/1996      $11,725          $13,823           $11,185           $12,043
    12/31/1996      $12,302          $14,976           $11,527           $12,612
     3/31/1997      $12,362          $15,377           $11,428           $12,605
     6/30/1997      $13,071          $18,062           $11,843           $13,596
     9/30/1997      $13,686          $19,415           $12,259           $14,415

GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Franklin Income Fund - Advisor Class shares to that of the S&P 500, Lehman Brothers Intermediate Government Bond Index, and the Lipper Income Average, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending         Fund                 Index              Index              Index

        10/1/1987      $10,000            $10,000              $10,000           $10,000
       12/31/1987       $9,856             $7,747              $10,584            $9,371
        3/31/1988      $10,347             $8,188              $10,963            $9,875
        6/30/1988      $10,570             $8,733              $11,071           $10,125
        9/30/1988      $10,644             $8,763              $11,278           $10,284
       12/31/1988      $10,724             $9,034              $11,387           $10,406
        3/31/1989      $11,063             $9,674              $11,511           $10,753
        6/30/1989      $11,690            $10,528              $12,436           $11,345
        9/30/1989      $11,882            $11,656              $12,553           $11,798
       12/31/1989      $12,083            $11,896              $13,006           $11,958
        3/31/1990      $11,817            $11,538              $12,858           $11,767
        6/30/1990      $12,219            $12,264              $13,321           $12,123
        9/30/1990      $11,171            $10,579              $13,401           $11,465
       12/31/1990      $11,023            $11,526              $14,084           $11,975
        3/31/1991      $12,860            $13,201              $14,463           $13,013
        6/30/1991      $13,646            $13,171              $14,682           $13,244
        9/30/1991      $14,882            $13,876              $15,526           $14,156
       12/31/1991      $15,559            $15,038              $16,353           $14,936
        3/31/1992      $16,600            $14,658              $16,108           $15,092
        6/30/1992      $17,438            $14,936              $16,762           $15,539
        9/30/1992      $17,745            $15,407              $17,580           $16,089
       12/31/1992      $17,930            $16,182              $17,592           $16,401
        3/31/1993      $19,365            $16,889              $18,412           $17,241
        6/30/1993      $20,246            $16,972              $18,966           $17,627
        9/30/1993      $21,141            $17,410              $19,596           $18,198
       12/31/1993      $21,791            $17,813              $19,539           $18,388
        3/31/1994      $20,666            $17,138              $18,924           $17,823
        6/30/1994      $20,345            $17,210              $18,689           $17,745
        9/30/1994      $20,855            $18,052              $18,783           $18,107
       12/31/1994      $20,402            $18,048              $18,852           $17,859
        3/31/1995      $21,241            $19,806              $19,791           $18,853
        6/30/1995      $22,798            $21,698              $21,073           $19,986
        9/30/1995      $23,774            $23,423              $21,476           $20,928
       12/31/1995      $24,746            $24,833              $22,477           $21,868
        3/31/1996      $24,901            $26,166              $21,951           $22,287
        6/30/1996      $25,619            $27,341              $22,054           $22,693
        9/30/1996      $26,017            $28,186              $22,444           $23,138
       12/31/1996      $27,332            $30,537              $23,131           $24,230
        3/31/1997      $27,392            $31,355              $22,932           $24,218
        6/30/1997      $29,022            $36,830              $23,764           $26,121
        9/30/1997      $30,436            $39,582              $24,599           $27,694

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Franklin DynaTech Fund - Class I shares to that of the S&P 500, and the H&Q Technology Index, based on a $10,000 investment from 10/1/87 to 9/30/97.

Period Ending         Fund                    Index                Index

         10/1/1987        $9,548             $10,000               $10,000
        10/31/1987        $7,593              $7,846                $6,946
        11/30/1987        $6,966              $7,199                $6,222
        12/31/1987        $7,586              $7,747                $7,294
         1/31/1988        $7,712              $8,074                $7,013
         2/29/1988        $8,254              $8,450                $7,623
         3/31/1988        $8,051              $8,189                $7,191
         4/30/1988        $8,200              $8,280                $7,378
         5/31/1988        $8,132              $8,351                $7,190
         6/30/1988        $8,743              $8,734                $7,766
         7/31/1988        $8,349              $8,701                $7,230
         8/31/1988        $7,820              $8,405                $6,611
         9/30/1988        $7,983              $8,763                $6,863
        10/31/1988        $7,875              $9,007                $6,661
        11/30/1988        $7,610              $8,878                $6,392
        12/31/1988        $8,078              $9,033                $6,849
         1/31/1989        $8,683              $9,695                $7,339
         2/28/1989        $8,506              $9,453                $7,120
         3/31/1989        $8,540              $9,673                $6,873
         4/30/1989        $9,079             $10,175                $7,366
         5/31/1989        $9,686             $10,588                $7,841
         6/30/1989        $9,475             $10,527                $7,238
         7/31/1989       $10,103             $11,478                $7,543
         8/31/1989       $10,219             $11,703                $7,678
         9/30/1989       $10,410             $11,655                $7,588
        10/31/1989       $10,151             $11,384                $7,371
        11/30/1989       $10,335             $11,617                $7,338
        12/31/1989       $10,482             $11,895                $7,345
         1/31/1990       $10,167             $11,097                $6,987
         2/28/1990       $10,272             $11,240                $7,252
         3/31/1990       $10,714             $11,538                $7,576
         4/30/1990       $10,677             $11,251                $7,290
         5/31/1990       $11,949             $12,348                $8,340
         6/30/1990       $12,077             $12,265                $8,202
         7/31/1990       $11,800             $12,226                $7,504
         8/31/1990       $10,692             $11,121                $6,475
         9/30/1990       $10,137             $10,579                $5,779
        10/31/1990       $10,040             $10,534                $5,517
        11/30/1990       $10,549             $11,214                $6,049
        12/31/1990       $10,815             $11,527                $6,525
         1/31/1991       $11,903             $12,030                $7,543
         2/28/1991       $12,693             $12,890                $8,183
         3/31/1991       $12,770             $13,202                $8,525
         4/30/1991       $12,823             $13,233                $8,542
         5/31/1991       $13,521             $13,804                $8,884
         6/30/1991       $12,647             $13,171                $8,033
         7/31/1991       $13,283             $13,785                $8,444
         8/31/1991       $13,705             $14,112                $8,679
         9/30/1991       $13,314             $13,876                $8,274
        10/31/1991       $13,490             $14,062                $8,645
        11/30/1991       $13,222             $13,496                $8,329
        12/31/1991       $14,649             $15,039                $9,485
         1/31/1992       $14,991             $14,760               $10,226
         2/29/1992       $15,076             $14,950               $10,784
         3/31/1992       $14,486             $14,659               $10,024
         4/30/1992       $14,479             $15,090                $9,799
         5/31/1992       $14,378             $15,163                $9,724
         6/30/1992       $14,176             $14,938                $9,046
         7/31/1992       $14,579             $15,548                $9,517
         8/31/1992       $14,222             $15,230                $9,091
         9/30/1992       $14,300             $15,408                $9,498
        10/31/1992       $14,409             $15,460               $10,045
        11/30/1992       $14,874             $15,986               $10,757
        12/31/1992       $15,264             $16,183               $11,257
         1/31/1993       $15,487             $16,319               $12,195
         2/28/1993       $15,312             $16,540               $11,779
         3/31/1993       $15,614             $16,889               $11,961
         4/30/1993       $15,296             $16,481               $11,251
         5/31/1993       $16,059             $16,921               $12,425
         6/30/1993       $15,852             $16,970               $12,266
         7/31/1993       $15,534             $16,902               $11,562
         8/31/1993       $16,155             $17,543               $12,301
         9/30/1993       $16,361             $17,407               $12,526
        10/31/1993       $16,425             $17,768               $12,741
        11/30/1993       $16,186             $17,599               $12,928
        12/31/1993       $16,398             $17,812               $13,217
         1/31/1994       $16,808             $18,418               $14,033
         2/28/1994       $16,757             $17,918               $14,497
         3/31/1994       $16,295             $17,137               $13,704
         4/30/1994       $16,039             $17,357               $13,352
         5/31/1994       $16,261             $17,641               $13,391
         6/30/1994       $15,663             $17,209               $12,537
         7/31/1994       $16,158             $17,773               $13,005
         8/31/1994       $17,133             $18,502               $14,343
         9/30/1994       $16,842             $18,051               $14,296
        10/31/1994       $17,543             $18,457               $15,606
        11/30/1994       $17,219             $17,785               $15,472
        12/31/1994       $17,252             $18,048               $15,877
         1/31/1995       $17,409             $18,516               $15,645
         2/28/1995       $17,879             $19,238               $17,001
         3/31/1995       $18,279             $19,805               $17,779
         4/30/1995       $19,028             $20,388               $19,111
         5/31/1995       $19,585             $21,203               $19,795
         6/30/1995       $21,117             $21,695               $22,179
         7/31/1995       $22,075             $22,415               $24,204
         8/31/1995       $21,831             $22,471               $24,481
         9/30/1995       $22,249             $23,420               $25,065
        10/31/1995       $22,684             $23,335               $25,417
        11/30/1995       $22,371             $24,360               $25,105
        12/31/1995       $21,760             $24,830               $23,740
         1/31/1996       $21,778             $25,674               $24,091
         2/29/1996       $22,547             $25,913               $25,298
         3/31/1996       $22,100             $26,162               $24,197
         4/30/1996       $23,907             $26,546               $27,541
         5/31/1996       $24,766             $27,231               $27,956
         6/30/1996       $23,979             $27,335               $25,920
         7/31/1996       $22,547             $26,126               $23,256
         8/31/1996       $23,371             $26,678               $24,664
         9/30/1996       $25,106             $28,180               $27,515
        10/31/1996       $25,572             $28,957               $27,122
        11/30/1996       $28,023             $31,146               $30,319
        12/31/1996       $28,026             $30,530               $29,505
         1/31/1997       $30,108             $32,438               $32,665
         2/28/1997       $28,412             $32,691               $29,997
         3/31/1997       $27,694             $31,347               $28,124
         4/30/1997       $28,928             $33,219               $29,164
         5/31/1997       $30,550             $35,242               $33,554
         6/30/1997       $30,826             $36,821               $33,851
         7/31/1997       $33,830             $39,752               $39,296
         8/31/1997       $33,222             $37,525               $39,408
         9/30/1997       $34,074             $39,582               $41,024


GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the Franklin DynaTech Fund - Class II shares to that of the S&P 500, and the H&Q Technology Index, based on a $10,000 investment from 9/16/96 to 9/30/97.

Period Ending         Fund                  Index           Index
      9/16/1996        $9,899             $10,000            $10,000
      9/30/1996       $10,159             $10,263            $10,539
     10/31/1996       $10,333             $10,546            $10,388
     11/30/1996       $11,318             $11,344            $11,613
     12/31/1996       $11,312             $11,119            $11,301
      1/31/1997       $12,155             $11,814            $12,511
      2/28/1997       $11,461             $11,906            $11,490
      3/31/1997       $11,163             $11,417            $10,772
      4/30/1997       $11,648             $12,098            $11,171
      5/31/1997       $12,289             $12,835            $12,852
      6/30/1997       $12,386             $13,410            $12,966
      7/31/1997       $13,587             $14,478            $15,051
      8/31/1997       $13,326             $13,667            $15,094
      9/30/1997       $13,547             $14,416            $15,713

GRAPHIC MATERIAL (13)

This point graph demonstrates the fund's Class I shares volatility risk vs. return in comparison with the risk/return factors of the 1-year CD, Merrill Lynch 10-Year Treasury, and the Merrill Lynch 30-Year Treasury, from 10/92 to 9/97.

Franklin U.S. Government Securities Fund vs. Comparable
    Investments
                   RISK         RETURN
              ---------------------------
ML10YR                6.84          6.12
ML30YR               10.30          7.77
CD 1 YR.              0.32          4.76
USG FUND              3.46          6.54
              ---------------------------

GRAPHIC MATERIAL (14)

This bar chart shows the comparison between the fund's yield of 6.36%, the average ginnie mae fund yield of 5.94%, a one-year CD yield of 5.83%, and the average money market fund yield of 5.02%.

GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the Franklin U.S. Government Securities Fund - Class I shares to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

     Period Ending           Fund          Index                   Index
        10/1/1987             9582           10000                  10000
           Oct-87            9,789          10,298                 10,026
           Nov-87            9,928          10,360                 10,035
           Dec-87           10,026          10,460                 10,035
           Jan-88           10,340          10,720                 10,061
           Feb-88           10,424          10,833                 10,087
           Mar-88           10,406          10,788                 10,131
           Apr-88           10,403          10,769                 10,183
           May-88           10,386          10,718                 10,218
           Jun-88           10,608          10,892                 10,262
           Jul-88           10,574          10,860                 10,305
           Aug-88           10,571          10,874                 10,348
           Sep-88           10,752          11,062                 10,418
           Oct-88           10,935          11,215                 10,452
           Nov-88           10,838          11,118                 10,460
           Dec-88           10,772          11,129                 10,478
           Jan-89           10,913          11,241                 10,531
           Feb-89           10,893          11,191                 10,574
           Mar-89           10,890          11,244                 10,635
           Apr-89           11,082          11,471                 10,704
           May-89           11,343          11,692                 10,765
           Jun-89           11,621          11,990                 10,791
           Jul-89           11,769          12,234                 10,817
           Aug-89           11,715          12,069                 10,834
           Sep-89           11,762          12,127                 10,869
           Oct-89           11,947          12,381                 10,921
           Nov-89           12,083          12,504                 10,947
           Dec-89           12,184          12,540                 10,965
           Jan-90           12,127          12,462                 11,078
           Feb-90           12,195          12,509                 11,130
           Mar-90           12,228          12,524                 11,191
           Apr-90           12,206          12,482                 11,209
           May-90           12,494          12,749                 11,235
           Jun-90           12,633          12,918                 11,295
           Jul-90           12,866          13,098                 11,338
           Aug-90           12,840          13,051                 11,443
           Sep-90           12,927          13,167                 11,539
           Oct-90           13,071          13,350                 11,608
           Nov-90           13,312          13,552                 11,633
           Dec-90           13,497          13,739                 11,633
           Jan-91           13,683          13,881                 11,703
           Feb-91           13,753          13,965                 11,721
           Mar-91           13,864          14,042                 11,738
           Apr-91           13,991          14,187                 11,756
           May-91           14,120          14,266                 11,791
           Jun-91           14,189          14,278                 11,825
           Jul-91           14,401          14,432                 11,843
           Aug-91           14,573          14,706                 11,878
           Sep-91           14,788          14,956                 11,930
           Oct-91           14,984          15,126                 11,948
           Nov-91           15,071          15,303                 11,982
           Dec-91           15,348          15,675                 11,991
           Jan-92           15,243          15,525                 12,009
           Feb-92           15,353          15,573                 12,052
           Mar-92           15,312          15,511                 12,113
           Apr-92           15,423          15,650                 12,130
           May-92           15,657          15,883                 12,147
           Jun-92           15,849          16,112                 12,191
           Jul-92           15,997          16,422                 12,217
           Aug-92           16,214          16,589                 12,251
           Sep-92           16,342          16,818                 12,285
           Oct-92           16,222          16,616                 12,328
           Nov-92           16,283          16,548                 12,345
           Dec-92           16,483          16,762                 12,337
           Jan-93           16,706          17,073                 12,397
           Feb-93           16,885          17,324                 12,441
           Mar-93           16,972          17,388                 12,484
           Apr-93           17,059          17,524                 12,519
           May-93           17,146          17,477                 12,537
           Jun-93           17,330          17,730                 12,554
           Jul-93           17,419          17,766                 12,554
           Aug-93           17,508          18,030                 12,589
           Sep-93           17,518          18,104                 12,616
           Oct-93           17,552          18,148                 12,668
           Nov-93           17,489          18,059                 12,676
           Dec-93           17,623          18,133                 12,676
           Jan-94           17,782          18,312                 12,711
           Feb-94           17,617          18,061                 12,754
           Mar-94           17,122          17,798                 12,797
           Apr-94           17,007          17,682                 12,815
           May-94           17,017          17,694                 12,824
           Jun-94           16,940          17,698                 12,868
           Jul-94           17,250          17,930                 12,902
           Aug-94           17,302          17,982                 12,954
           Sep-94           17,066          17,832                 12,989
           Oct-94           17,014          17,836                 12,998
           Nov-94           16,988          17,758                 13,015
           Dec-94           17,148          17,816                 13,015
           Jan-95           17,497          18,107                 13,067
           Feb-95           17,930          18,456                 13,119
           Mar-95           18,011          18,558                 13,163
           Apr-95           18,257          18,773                 13,206
           May-95           18,866          19,302                 13,233
           Jun-95           18,979          19,426                 13,259
           Jul-95           19,009          19,435                 13,259
           Aug-95           19,209          19,595                 13,293
           Sep-95           19,381          19,726                 13,320
           Oct-95           19,582          19,943                 13,364
           Nov-95           19,784          20,186                 13,355
           Dec-95           20,017          20,386                 13,345
           Jan-96           20,135          20,557                 13,424
           Feb-96           19,963          20,340                 13,467
           Mar-96           19,878          20,246                 13,537
           Apr-96           19,793          20,187                 13,590
           May-96           19,736          20,177                 13,616
           Jun-96           19,977          20,383                 13,624
           Jul-96           20,040          20,446                 13,650
           Aug-96           20,042          20,469                 13,676
           Sep-96           20,379          20,733                 13,719
           Oct-96           20,748          21,073                 13,763
           Nov-96           21,058          21,328                 13,789
           Dec-96           20,937          21,213                 13,789
           Jan-97           21,065          21,293                 13,834
           Feb-97           21,130          21,327                 13,876
           Mar-97           21,070          21,206                 13,911
           Apr-97           21,389          21,445                 13,929
           May-97           21,576          21,613                 13,921
           Jun-97           21,829          21,798                 13,938
           Jul-97           22,244          22,200                 13,954
           Aug-97           22,176          22,115                 13,981
           Sep-97           22,434          22,356                 14,016

TOTAL RETURN               124.34%         123.56%                 40.16%


GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the Franklin U.S. Government Securities Fund - Class II shares to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 9/30/97.

          Period Ending        Fund          Index               Index
       5/1/1995                9896            10000              10,000
      5/31/1995              10,194           10,282              10,020
      6/30/1995              10,249           10,348              10,040
      7/31/1995              10,260           10,353              10,040
      8/31/1995              10,362           10,438              10,066
      9/30/1995              10,454           10,508              10,086
     10/31/1995              10,557           10,623              10,120
     11/30/1995              10,661           10,753              10,112
     12/31/1995              10,780           10,859              10,105
      1/31/1996              10,853           10,951              10,165
      2/29/1996              10,754           10,835              10,198
      3/31/1996              10,687           10,785              10,251
      4/30/1996              10,652           10,753              10,291
      5/31/1996              10,616           10,748              10,310
      6/30/1996              10,725           10,858              10,316
      7/31/1996              10,754           10,891              10,336
      8/31/1996              10,766           10,903              10,356
      9/30/1996              10,930           11,044              10,389
     10/31/1996              11,123           11,225              10,422
     11/30/1996              11,301           11,361              10,442
     12/31/1996              11,214           11,300              10,442
      1/31/1997              11,294           11,343              10,475
      2/28/1997              11,307           11,361              10,508
      3/31/1997              11,269           11,296              10,534
      4/30/1997              11,434           11,424              10,548
      5/31/1997              11,546           11,513              10,541
      6/30/1997              11,675           11,612              10,554
      7/31/1997              11,892           11,825              10,567
      8/31/1997              11,833           11,780              10,587
      9/30/1997              11,966           11,909              10,613
TOTAL RETURN                 19.66%           19.09%               6.13%

GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the Franklin U.S. Government Securities Fund - Advisor Class shares to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/87 to 9/30/97.

     Period Ending          Fund             Index                Index
          Oct 1-87          10000             10000                10000
            Oct-87          10217            10,298               10,026
            Nov-87          10362            10,360               10,035
            Dec-87          10463            10,460               10,035
            Jan-88          10791            10,720               10,061
            Feb-88          10879            10,833               10,087
            Mar-88          10861            10,788               10,131
            Apr-88          10858            10,769               10,183
            May-88          10839            10,718               10,218
            Jun-88          11071            10,892               10,262
            Jul-88          11036            10,860               10,305
            Aug-88          11033            10,874               10,348
            Sep-88          11222            11,062               10,418
            Oct-88          11413            11,215               10,452
            Nov-88          11312            11,118               10,460
            Dec-88          11243            11,129               10,478
            Jan-89          11389            11,241               10,531
            Feb-89          11369            11,191               10,574
            Mar-89          11365            11,244               10,635
            Apr-89          11566            11,471               10,704
            May-89          11838            11,692               10,765
            Jun-89          12129            11,990               10,791
            Jul-89          12283            12,234               10,817
            Aug-89          12226            12,069               10,834
            Sep-89          12276            12,127               10,869
            Oct-89          12469            12,381               10,921
            Nov-89          12610            12,504               10,947
            Dec-89          12716            12,540               10,965
            Jan-90          12657            12,462               11,078
            Feb-90          12728            12,509               11,130
            Mar-90          12761            12,524               11,191
            Apr-90          12739            12,482               11,209
            May-90          13040            12,749               11,235
            Jun-90          13185            12,918               11,295
            Jul-90          13428            13,098               11,338
            Aug-90          13401            13,051               11,443
            Sep-90          13491            13,167               11,539
            Oct-90          13642            13,350               11,608
            Nov-90          13893            13,552               11,633
            Dec-90          14086            13,739               11,633
            Jan-91          14281            13,881               11,703
            Feb-91          14353            13,965               11,721
            Mar-91          14469            14,042               11,738
            Apr-91          14602            14,187               11,756
            May-91          14736            14,266               11,791
            Jun-91          14808            14,278               11,825
            Jul-91          15030            14,432               11,843
            Aug-91          15210            14,706               11,878
            Sep-91          15434            14,956               11,930
            Oct-91          15639            15,126               11,948
            Nov-91          15729            15,303               11,982
            Dec-91          16018            15,675               11,991
            Jan-92          15909            15,525               12,009
            Feb-92          16023            15,573               12,052
            Mar-92          15981            15,511               12,113
            Apr-92          16096            15,650               12,130
            May-92          16341            15,883               12,147
            Jun-92          16541            16,112               12,191
            Jul-92          16696            16,422               12,217
            Aug-92          16922            16,589               12,251
            Sep-92          17056            16,818               12,285
            Oct-92          16930            16,616               12,328
            Nov-92          16995            16,548               12,345
            Dec-92          17203            16,762               12,337
            Jan-93          17436            17,073               12,397
            Feb-93          17623            17,324               12,441
            Mar-93          17713            17,388               12,484
            Apr-93          17804            17,524               12,519
            May-93          17895            17,477               12,537
            Jun-93          18087            17,730               12,554
            Jul-93          18179            17,766               12,554
            Aug-93          18273            18,030               12,589
            Sep-93          18283            18,104               12,616
            Oct-93          18319            18,148               12,668
            Nov-93          18252            18,059               12,676
            Dec-93          18392            18,133               12,676
            Jan-94          18559            18,312               12,711
            Feb-94          18386            18,061               12,754
            Mar-94          17870            17,798               12,797
            Apr-94          17749            17,682               12,815
            May-94          17760            17,694               12,824
            Jun-94          17680            17,698               12,868
            Jul-94          18004            17,930               12,902
            Aug-94          18058            17,982               12,954
            Sep-94          17811            17,832               12,989
            Oct-94          17757            17,836               12,998
            Nov-94          17730            17,758               13,015
            Dec-94          17897            17,816               13,015
            Jan-95          18261            18,107               13,067
            Feb-95          18713            18,456               13,119
            Mar-95          18798            18,558               13,163
            Apr-95          19054            18,773               13,206
            May-95          19689            19,302               13,233
            Jun-95          19808            19,426               13,259
            Jul-95          19839            19,435               13,259
            Aug-95          20047            19,595               13,293
            Sep-95          20227            19,726               13,320
            Oct-95          20437            19,943               13,364
            Nov-95          20648            20,186               13,355
            Dec-95          20891            20,386               13,345
            Jan-96          21014            20,557               13,424
            Feb-96          20835            20,340               13,467
            Mar-96          20746            20,246               13,537
            Apr-96          20657            20,187               13,590
            May-96          20598            20,177               13,616
            Jun-96          20850            20,383               13,624
            Jul-96          20915            20,446               13,650
            Aug-96          20918            20,469               13,676
            Sep-96          21269            20,733               13,719
            Oct-96          21654            21,073               13,763
            Nov-96          21977            21,328               13,789
            Dec-96          21852            21,213               13,789
            Jan-97          22017            21,293               13,834
            Feb-97          22054            21,327               13,876
            Mar-97          21993            21,206               13,911
            Apr-97          22361            21,445               13,929
            May-97          22558            21,613               13,921
            Jun-97          22824            21,798               13,938
            Jul-97          23259            22,200               13,954
            Aug-97          23156            22,115               13,981
            Sep-97          23460            22,356               14,016
TOTAL RETURN              134.60%           123.56%               40.16%